Exhibit 99.1
September 7, 2005
FBR Securitization Trust 2005-2
Callable Mortgage-Backed Notes, Series 2005-2
$2,306,510,000
(Approximate, Subject to +/- 10% Variance)
Series Term Sheet
MHC I Inc.
A wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.
Seller
FBR Securitization, Inc.
Depositor
JPMorgan Chase Bank, National Association
Servicer
FRIEDMAN BILLINGS RAMSEY
Lead Underwriter

DISCLAIMER
Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the FBR Securitization Trust 2005-2, Mortgage-Backed Notes, Series 2005-2. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for Payment to potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained in this Series Term Sheet are preliminary and will be superseded by any subsequent series term sheets and by a prospectus, a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Depositor’s registration statement.
Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive information and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR trading desk at (703) 469-1225.
Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.
Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
COMPUTATIONAL MATERIALS
This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities.
Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on the pool of Mortgage Loans expected to be included in the trust along with other certain Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. The pool described in the Computational Materials may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
Contact Information

FBR		FBR		FBR
ABS Banking		ABS Trading/Syndicate		ABS Structuring
Mike Ciuffo Dane Smith	(703)312-1889 (703)312-1896	Rob Cole John Glessner	(703)312-9693 (703)312-9739	Tol Ho Anna Zuckerman	(703)312-1737 (703)469-1283
Chris DeMulder	(703)312-1754	Salmaan Siddiqui	(703)469-1225
Aaron Kemp	(703)312-1657

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet

Page 1	September 7, 2005

FBR Securitization Trust 2005-2
Callable Mortgage-Backed Notes, Series 2005-2

	Principal	WAL	Payment Window	Expected Rating	Interest	Principal
Class(1)	Balance ($)(2)	Call/Mat(3)	(Mths) Call/Mat(3)	(S&P/Moody’s)	Type(4)	Type
Class AV1	896,510,000	1.76 / 2.29	1 - 39 / 1 - 166	AAA/Aaa	Floating	Senior
Class AV2-1	529,070,000	1.00 / 1.00	1 - 22 / 1 - 22	AAA/Aaa	Floating	Senior Sequential
Class AV2-2	156,660,000	2.00 / 2.00	22 - 28 / 22 - 28	AAA/Aaa	Floating	Senior Sequential
Class AV2-3	301,250,000	2.97 / 4.73	28 - 39 / 28 - 167	AAA/Aaa	Floating	Senior Sequential
Class M-1	84,610,000	3.24 / 4.96	39 - 39 / 45 - 135	AA+/Aa1	Floating	Subordinate
Class M-2	73,020,000	3.24 / 4.81	39 - 39 / 42 - 128	AA/Aa2	Floating	Subordinate
Class M-3	41,720,000	3.24 / 4.72	39 - 39 / 41 - 120	AA-/Aa3	Floating	Subordinate
Class M-4	39,400,000	3.24 / 4.65	39 - 39 / 40 - 115	A+/A1	Floating	Subordinate
Class M-5	35,930,000	3.24 / 4.59	39 - 39 / 39 - 109	A/A2	Floating	Subordinate
Class M-6	30,130,000	3.24 / 4.53	39 - 39 / 39 - 103	A-/A3	Floating	Subordinate
Class M-7	27,810,000	3.22 / 4.45	38 - 39 / 38 - 97	BBB+/Baa1	Floating	Subordinate
Class M-8	23,180,000	3.21 / 4.37	38 - 39 / 38 - 89	BBB/Baa2	Floating	Subordinate
Class M-9	17,380,000	3.20 / 4.27	37 - 39 / 37 - 81	BBB-/Baa3	Floating	Subordinate
Class M-10	49,840,000	3.16 / 3.74	37 - 39 / 37 - 73	BBB-/NR	Floating	Subordinate
Total:	2,306,510,000

(1)	The Offered Notes are priced to the Optional Termination Date. The margin on the Class A Notes will be multiplied by 2 and the margin on the Class M Notes will be multiplied by 1.5 on any Payment Date after the Margin Stepup Date.

(2)	Approximate.

(3)	See “Pricing Prepayment Speed” herein.

(4)	Each class of Notes will be subject to the “Available Funds Rate” as described herein.
A. General Terms

Issuer:	FBR Securitization Trust 2005-2.

Depositor:	FBR Securitization, Inc.

Originators:	Encore Credit Corp. (approximately 40%); Finance America, LLC (approximately 25%); Accredited Home Lenders, Inc. (approximately 24%); ResMAE Mortgage Corp. (approximately 10%); and Quick Loan Funding, Inc. (approximately 1%).

Lead Underwriter:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriter:	Goldman, Sachs & Co.

Servicer:	JPMorgan Chase Bank, National Association.

Custodian:	JPMorgan Trust Company, National Association.

Master Servicer and Securities Administrator:	Wells Fargo Bank, National Association.

Indenture Trustee:	HSBC Bank USA, National Association.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet

Page 2	September 7, 2005

Owner Trustee:	Wilmington Trust Company.

Credit Risk Manager:	The Murrayhill Company.

Hedge Counterparty:	TBD.

Class A Notes:	The Class AV1, Class AV2-1, Class AV2-2, and Class AV2-3 Notes.

Class AV2 Notes:	The Class AV2-1, Class AV2-2 and Class AV2-3 Notes.

Class M Notes:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Notes.

Offered Notes:	The Class A and Class M Notes.

Non-Offered Notes:	The Class N, [Class C-1 and Class C-2] Notes.

Ownership Certificate:	The Issuer will also issue an ownership certificate, which will not be offered and will be held initially by an affiliate of the Depositor.

Payment Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in October 2005.

Cut-off Date:	September 1, 2005.

Final Maturity Date:	The Payment Date in September 2035.

Expected Pricing Date:	On or about September [9], 2005.

Expected Closing Date:	On or about September 28, 2005.

Accrued Interest:	The price to be paid by investors for the Offered Notes will not include accrued interest (settling flat).

Interest Accrual Period:	The “Interest Accrual Period” for each Payment Date with respect to the Offered Notes will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Registration:	The Offered Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005—2 Mortgage-Backed Notes, Series 2005—2
Series Term Sheet

Page 3	September 7, 2005

Mortgage Loans and	The trust will include Mortgage Loans having an aggregate Scheduled Principal Balance as of the
Mortgage Loan Groups:	Cut-off Date of approximately $2,318.1 million, of which approximately $1,990.8 million and $327.4 million are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively. The Mortgage Loans will be divided into two mortgage loan groups. The Group 1 Mortgage Loans will consist only of those mortgage loans with principal balances that conform to Freddie Mac guidelines and the Group 2 Mortgage Loans will consist of mortgage loans that may or may not conform to Freddie Mac guidelines. The Group 1 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $1,103.4 million, of which approximately $941.0 million and $162.4 million are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively. The Group 2 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $1,214.8 million, of which approximately $1,049.8 million and $165.0 million are adjustable-rate first lien and fixed -rate first and second lien residential mortgage loans, respectively.

Credit Risk Manager:	The Credit Risk Manager will monitor the performance of the Servicer, and make recommendations to the Servicer and/or Master Servicer regarding certain delinquent and defaulted Mortgage Loans and will report to the Depositor on the performance of such Mortgage Loans, pursuant to a Credit Risk Management Agreement to be entered into by the Credit Risk Manager, the Servicer and the Master Servicer. The Credit Risk Manager will rely upon mortgage loan data that is provided to it by the Servicer and the Master Servicer in performing its advisory and monitoring functions.

Insured Mortgage Loans:	Approximately 31.51% of the Mortgage Loans will be covered by a Mortgage Insurance Policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”). The Insured Mortgage Loans all will have an original loan-to-value ratio greater than 80%. Approximately 11.47% of the Mortgage Loans have an original loan-to-value ratio greater than 80% AND will not be insured. Additionally, approximately 57.02% of the Mortgage Loans will have an original loan-to-value ratio less than or equal to 80% AND will not be insured. An affiliate of the Seller will acquire, on behalf of the Trust, loan -level mortgage insurance policies for approximately 73.31% of the Mortgage Loans with an original loan -to-value ratio in excess of 80%. The Mortgage Insurance Policy will insure a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 60% of the original loan-to-value ratio of such mortgage loan. The terms and conditions of the Mortgage Insurance Policy are further discussed in “Mortgage Insurance Policy ” herein.

		% of
		Outstanding
	Outstanding	Principal
	Principal Balance	Balance
Aggregate Mortgage Loans:	$2,318,147,494.08	100.00%
Mortgage Loans with Original LTV > 80%:	$996,240,435.37	42.98%
Insured Mortgage Loans:	$730,343,328.92	31.51%
Mortgage Loans with Original LTV > 80% and not insured:	$265,897,106.45	11.47%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005—2 Mortgage-Backed Notes, Series 2005—2
Series Term Sheet

Page 4	September 7, 2005

Mortgage Insurance Policy:	The “Mortgage Insurance Policy” will insure certain losses on Insured Mortgage Loans in an amount generally equal to, at the option of insurer, either: (a) the sum of (i) the principal balance of the mortgage loan, (ii) the unpaid accumulated interest due on the mortgage loan at the mortgage rate and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the “Loss Amount”) in which case the mortgage insurer would take title to the mortgaged property, or (b) an amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the “Coverage Percentage”) specified in the mortgage insurance policy, in which case the Issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

The minimum Coverage Percentage for each Insured Mortgage Loan will be different depending upon the original loan-to-value ratio of the related mortgage loan (mortgage loans with higher loan-to-value ratios will generally have a higher Coverage Percentage and mortgage loans with lower loan-to-value ratios will generally have a lower Coverage Percentage). However, for each Insured Mortgage Loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective loan-to-value ratio of 60%. The mortgage insurance policy will remain in place for the life of the trust.

Claim payments, if any, under a Mortgage Insurance Policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the “Mortgage Insurance Premium ”) will be paid monthly by the Servicer with funds withdrawn from the collection account with respect to the Insured Mortgage Loans.

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty with an initial notional balance of approximately $2,215,190,000. On each such Payment Date, the Hedge Counterparty will be obligated to make a payment to the Issuer equal to the product of (a) the amount, if any, by which one-month LIBOR exceeds the related strike rate for such Payment Date, (b) the related notional balance for such Payment Date and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each payment are set forth in the Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet. The final scheduled strike rates and notional balances will be included in the prospectus supplement.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005—2 Mortgage-Backed Notes, Series 2005—2
Series Term Sheet

Page 5	September 7, 2005

Credit Enhancement:	Consists of the following:
	1.	Excess Cashflow;
	2.	Overcollateralization;
	3.	Mortgage Insurance Policy and
	4.	Subordination (to the extent applicable for each class of Offered Notes).

Expected Initial Credit		Expected Credit
Enhancement Percentage		Enhancement Percentage
On Closing Date		On or After Stepdown Date
Class	Percent	Class	Percent
A	18.75%	A	37.50%
M-1	15.10%	M-1	30.20%
M-2	11.95%	M-2	23.90%
M-3	10.15%	M-3	20.30%
M-4	8.45%	M-4	16.90%
M-5	6.90%	M-5	13.80%
M-6	5.60%	M-6	11.20%
M-7	4.40%	M-7	8.80%
M-8	3.40%	M-8	6.80%
M-9	2.65%	M-9	5.30%
M-10	0.50%	M-10	1.00%

Optional Termination Date:	The holder of the ownership certificate may purchase all of the Mortgage Loans and effect the retirement of the Notes on any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 30% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut -off Date.

Clean up Call:	The Servicer will have the right to purchase all of the Mortgage Loans and pay the Notes, which right may be exercised when the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut -off Date.

Pricing Prepayment Speed:	The Notes will be priced based on the following collateral prepayment assumptions:
FRM Loans: 100% PPC (100% PPC: 23% HEP)
ARM Loans: 100% PPC (100% PPC: 2% — 30% CPR over 12 months, constant 30% CPR up to and including the 22nd month, constant 50% CPR up to and including 27th month, and constant 35% CPR thereafter).

Federal Tax Status:	It is anticipated that the Notes will be characterized as debt instruments for federal income tax purposes.

SMMEA Eligibility:	The Offered Notes are not expected to constitute “mortgage related securities” for purposes of SMMEA.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet

Page 6	September 7, 2005

ERISA Eligibility:	The Offered Notes are expected to be eligible for purchase by or on behalf of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Servicing Fee:	On each Payment Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Master Servicing Fee:	On each Payment Date, the Master Servicer will be entitled to 1/12 of [0.0125]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period. The fees of the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Custodian will be paid by the Master Servicer from the Master Servicing Fee.

Credit Risk Manager Fee:	On each Payment Date, the Credit Risk Manager will be entitled to 1/12 of 0.0125% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 7	September 7, 2005

B. Payments to Securities

Priority of Payments:	Available Funds from the Mortgage Loans will be distributed on each Payment Date as follows:
1)	Interest Proceeds will be distributed in the following order of priority:
a)	from the Interest Proceeds for the Group 1 Mortgage Loans:
i)	first, to pay the Servicing Fee, the Master Servicing Fee, the Credit Risk Manager Fee, the Mortgage Insurance Premium and any indemnities and expenses due and payable relating to the Group 1 Mortgage Loans;

ii)	second, to the Class AV1 Notes, its Current Interest;

iii)	third, concurrently to the Class AV2-1, Class AV2-2 and Class AV2-3 Notes, pro rata based upon the entitlement of each such class, an amount equal to the excess, if any, of (a) the amount required to be distributed pursuant to clause (b)(ii) below over (b) the actual amount distributed pursuant to that clause from the Interest Proceeds for the Group 2 Mortgage Loans;
b)	from the Interest Proceeds for the Group 2 Mortgage Loans:
i)	first, to pay the Servicing Fee, the Master Servicing Fee, the Credit Risk Manager Fee, the Mortgage Insurance Premium and any indemnities and expenses due and payable relating to the Group 2 Mortgage Loans;

ii)	second, concurrently to the Class AV2-1, Class AV2-2 and Class AV2-3 Notes, pro rata based upon the entitlement of each such class, its Current Interest;

iii)	third, to the Class AV1 Notes, an amount equal to the excess, if any, of (a) the amount required to be distributed pursuant to clause (a)(ii) above over (b) the actual amount distributed pursuant to that clause from the Interest Proceeds for the Group 1 Mortgage Loans;
c)	from the remaining Interest Proceeds, sequentially to each class of Class M Notes in numeric order, its Current Interest.
2)	Principal Payment Amount will be distributed as described under “Principal Paydown.”

3)	Excess Cashflow will be distributed in the following order of priority:
a)	first, to each of the Class A Notes, pro rata based upon the entitlement of each such class, any remaining unpaid Current Interest;

b)	second, as principal on the Offered Notes, distributed as described under “Principal Paydown,” to build or maintain the Target Overcollateralization Amount;

c)	third, sequentially to each class of Class M Notes in numeric order, any remaining unpaid Current Interest;

d)	fourth, if any Class Impairment Amount exists, sequentially to each class of Class M Notes in numeric order, to pay principal with respect to such Class of Notes in reduction of its Class Principal Amount an amount equal to the Class Impairment Amount for such class;

e)	fifth, to pay any Basis Risk Shortfall payable to each class of Offered Notes, pro rata based upon the entitlement of each such class;

f)	sixth, to pay any Deferred Interest sequentially to each class of M Notes in numeric order; and

g)	seventh, any remaining Excess Cashflow to the Non-Offered Notes and ownership certificate as described in the transfer and servicing agreement.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 8	September 7, 2005

Principal Paydown:	1)	On any Payment Date prior to the Stepdown Date or if a Trigger Event is in effect, the Principal Payment Amount will be distributed in the following order of priority:
a.	first, to the Class A Notes as described below under “Class A Principal Payment,” the Senior Principal Payment Amount; and

b.	second, sequentially to each class of Class M Notes in numeric order until the Adjusted Class Principal Amount of each such class has been reduced to zero.
2)	On any Payment Date on or after the Stepdown Date and if a Trigger Event is not in effect, the Principal Payment Amount will be distributed in the following order of priority (subject, in each case, to any overcollateralization floors):
a.	first, to the Class A Notes as described below under “Class A Principal Payment,” the Senior Principal Payment Amount;

b.	second, to the Class M-1 Notes such that the Class M-1 Notes will have a Credit Enhancement Percentage of at least 30.20%;

c.	third, to the Class M-2 Notes such that the Class M-2 Notes will have a Credit Enhancement Percentage of at least 23.90%;

d.	fourth, to the Class M-3 Notes such that the Class M-3 Notes will have a Credit Enhancement Percentage of at least 20.30%;

e.	fifth, to the Class M-4 Notes such that the Class M-4 Notes will have will have a Credit Enhancement Percentage of at least 16.90%;

f.	sixth, to the Class M-5 Notes such that the Class M-5 Notes will have a Credit Enhancement Percentage of at least 13.80%;

g.	seventh, to the Class M-6 Notes such that the Class M-6 Notes will have a Credit Enhancement Percentage of at least 11.20%;

h.	eighth, to the Class M-7 Notes such that the Class M-7 Notes will have a Credit Enhancement Percentage of at least 8.80%;

i.	ninth, to the Class M-8 Notes such that the Class M-8 Notes will have a Credit Enhancement Percentage of at least 6.80%;

j.	tenth, to the Class M-9 Notes such that the Class M-9 Notes will have a Credit Enhancement Percentage of at least 5.30%; and

k.	eleventh, to the Class M-10 Notes such that the Class M-10 Notes will have a Credit Enhancement Percentage of at least 1.00%.

Class A Principal Payment:	The Senior Principal Payment Amount allocated for payment to the Class A Notes on a Payment Date shall be distributed concurrently as follows:
1)	The Group 1 Principal Distribution Amount will be allocated to the Class AV1 Notes until its Class Principal Amount is reduced to zero.

2)	The Group 2 Principal Distribution Amount will be allocated sequentially to the Class AV2- 1, Class AV2-2 and Class AV2-3 Notes, in that order, each until its respective Class Principal Amount has been reduced to zero.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 9	September 7, 2005

C. Definitions

Adjusted Class Principal Amount:	The “Adjusted Class Principal Amount” for any Payment Date and a class of Offered Notes, prior to giving effect to principal payments made with respect to such class of Notes on such Payment Date, is an amount equal to (a) the Class Principal Amount of such Class of Notes minus (b) the Class Impairment Amount of such Class of Notes.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the per annum mortgage rate less the sum of (i) the Servicing Fee rate (ii) the Master Servicing Fee rate, (iii) the Credit Risk Manager Fee rate and (iv) the Mortgage Insurance Premium rate.

Allocation Percentage:	The “Allocation Percentage” for each Payment Date and group of Mortgage Loans is the percentage equivalent of a fraction, the numerator of which is (i) the Principal Proceeds for that group of Mortgage Loans for the related Due Period, and the denominator of which is (ii) the sum of the Principal Proceeds for both groups of Mortgage Loans for the related Due Period.

Available Funds:	The “Available Funds” for each Payment Date will be the sum of the Interest Proceeds and the Principal Proceeds for such Payment Date.

Available Funds Rate:	The “Available Funds Rate” for each Payment Date is the per annum rate equal to the sum of (a) the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Mortgage Loans for the related Due Period, weighted on the basis of their Scheduled Principal Balance as of the beginning of the related Due Period, (ii) 30 divided by the actual number of days in the related Interest Accrual Period, and (iii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period divided by the aggregate Adjusted Class Principal Amount of the Offered Notes immediately prior to such Payment Date and (b) the product of (i) 360 divided by the actual number of days in the Interest Accrual Period and (ii) any funds received by the trust pursuant to the Cap Agreement for such Payment Date, divided by the aggregate of the Adjusted Class Principal Amounts of the Offered Notes immediately prior to such payment date.

Basis Risk Shortfall:	The “Basis Risk Shortfall” for each Payment Date and each class of Notes is the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest (without regard to the Available Funds Rate) for such Payment Date over (ii) the Current Interest accrued on such class of Notes at an interest rate equal to the Available Funds Rate, (b) any amount described in clause (a) above for such class remaining unpaid from prior Payment Dates and (c) interest on the amount in clause (b) above at the Formula Rate.

Class Impairment Amount:	The “Class Impairment Amount” for any Payment Date and the Class M Notes, prior to giving effect to any principal payments made with respect to such Notes on the current Payment Date, is the lesser of (a) the Class Principal Amount of such Class of Notes and (b) the amount, if any, by which the sum of the Class Principal Amount of such Class of Notes and all Classes of Notes that are senior to such Class of Notes exceeds the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Class Principal Amount:	The “Class Principal Amount” for any Class of Notes is the initial principal amount thereof on the Closing Date, less all amounts previously paid with respect to such Note as principal on all prior Payment Dates.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 10	September 7, 2005

Current Interest:	The “Current Interest” for any Payment Date and each class of Offered Notes is the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Note Interest Rate for such class of Notes on its Class Principal Amount immediately prior to such Payment Date, and (b) the sum of (i) any unpaid Current Interest from previous Payment Dates for such class of Notes, and (ii) interest thereon at the applicable Note Interest Rate for such Payment Date; provided, however, that in the case of the Class M Notes and any Payment Date, Current Interest shall be reduced by the amount of Deferred Interest (based, for the purposes of this calculation, on the Note Interest Rate) for such Class for such Payment Date.

Cumulative Realized Loss Percentage:	The “Cumulative Realized Loss Percentage” for any Payment Date means a fraction, expressed as a percentage, obtained by dividing (a) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans in the entire mortgage loan pool from the Cut-off Date through the last day of the related Due Period by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for each class of Offered Notes is a percentage determined by dividing (a) the sum of (i) the sum of the Adjusted Class Principal Amounts of all Notes subordinate to the subject class of Notes and (ii) the Overcollateralization Amount for such Payment Date in each case before taking into account any principal payments on such Payment Date, by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Due Period:	The “Due Period” for any Payment Date is the period commencing on the second day of the calendar month immediately preceding the month in which such Payment Date occurs (or the date following the Cut-Off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Payment Date occurs.

Deferred Interest:	The “Deferred Interest” for the Class M Notes and any Payment Date is equal to the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Formula Rate on the Class Impairment Amount for that Class, (b) any amount described in clause (a) for prior Payment Dates remaining unpaid, and (c) interest accrued on the amount described in clause (b) above during the Interest Accrual Period related to such Payment Date at the applicable Formula Rate.

Delinquency Rate:	The “Delinquency Rate” for any Due Period is the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the last day of such calendar month.

Excess Cashflow:	The “Excess Cashflow”for any Payment Date will be an amount equal to the Available Funds remaining after their payment in priorities 1) and 2) under “Priority of Payments.”

Formula Rate:	The “Formula Rate” for each class of Offered Notes will be equal to the lesser of (i) One Month LIBOR plus the applicable margin for such class of Offered Notes and (ii) [14.00]%.

Group 1 Principal Distribution Amount:	The “Group 1 Principal Distribution Amount” for each Payment Date is the lesser of (a) the greater of (i) the product of (A) the Allocation Percentage for the Group 1 Loans and (B) the Senior Principal Payment Amount for such Payment Date, and (ii) the excess, if any, of (A) the Senior Principal Payment Amount over (B) the aggregate Class Principal Amount of the Class AV2 Notes and (b) the Class Principal Amount of Class AV1 Notes immediately prior to such Payment Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 11	September 7, 2005

Group 2 Principal Distribution Amount:	The “Group 2 Principal Distribution Amount” for each Payment Date is the lesser of (a) the excess of (i) the Senior Principal Payment Amount over (ii) the Group I Principal Distribution Amount and (b) the Class Principal Amount of the Class AV2 Notes immediately prior to such Payment Date.

Interest Proceeds:	The “Interest Proceeds” with respect to any Payment Date and each group of Mortgage Loans, generally, are the sum of (a) the sum of all scheduled and unscheduled payments of interest on the Mortgage Loans in such group, all proceeds in respect of interest from the liquidation of Mortgage Loans in such group, all insurance proceeds on the Mortgage Loans in such group in respect of interest and certain proceeds in respect of interest from the repurchase of a Mortgage Loan in such group upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable and (b) such group’s pro rata share, based on Scheduled Principal Balance of the Mortgage Loans in such loan group, of any payments received by the trust pursuant to the Cap Agreement.

Margin Stepup Date:	The “Margin Stepup Date” is the first Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period is less than 20% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Note Interest Rate:	The “Note Interest Rate” on each class of Offered Notes will be equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Rate.

Overcollateralization Amount:	The “Overcollateralization Amount” as of any date of determination is equal to the excess of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (ii) the Adjusted Class Principal Amount of the Offered Notes after taking into account all distributions of principal on such Payment Date. On the Closing Date, the Overcollateralization Amount will be approximately $11,637,494 (0.50% of the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date). On each Payment Date, Excess Cashflow, if any, remaining after application for payment of any unpaid interest amount on the Class A Notes will be used to build or maintain the Target Overcollateralization Amount.

Overcollateralization Release Amount:	The “Overcollateralization Release Amount” for each Payment Date is the lesser of (a) the sum of the Principal Proceeds for both groups of loans for such Payment Date and (b) the excess of (i) the Overcollateralization Amount for such Payment Date (assuming, for the purposes of this calculation, that 100% of the Principal Proceeds is applied as payment of principal on the Offered Notes on that Payment Date) over (ii) the Target Overcollateralization Amount for such Payment Date.

Prepayment Period:	The “Prepayment Period” with respect to any Payment Date is the period that commences on and includes the 16th day of the month immediately preceding the month in which such Payment Date occurs (or from the Closing Date, in the case of the first Prepayment Period) and ends on and includes the 15th day of the month in which such Payment Date occurs.

Principal Payment Amount:	The “Principal Payment Amount” with respect to any Payment Date is an amount equal to the lesser of (a) the Adjusted Class Principal Amount of the Offered Notes and (b) the excess of (i) the Principal Proceeds for both groups of loans over (ii) the Overcollateralization Release Amount for such Payment Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 12	September 7, 2005

Principal Proceeds:	The “Principal Proceeds” for any Payment Date and each group of Mortgage Loans, generally, are the sum of all scheduled and unscheduled payments of principal on the Mortgage Loans in such loan group, all proceeds in respect of principal from the liquidation of Mortgage Loans in such loan group, all insurance proceeds on the Mortgage Loans in such loan group in respect of principal, and all proceeds from the repurchase of a Mortgage Loan in such loan group upon a breach of representations regarding such Mortgage Loan in such loan group, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the Scheduled Principal Balance of such Mortgage Loan. The amount of such difference is a “Realized Loss.” Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount before it is applied to impair the Class Principal Amount of the Class M Notes.

Rolling Three Month Delinquency Rate:	The “Rolling Three Month Delinquency Rate” with respect to any Payment Date is the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Payment Dates) immediately preceding months.

Scheduled Principal Balance:	The “Scheduled Principal Balance” with respect to any Mortgage Loan as of any date of determination is the principal balance of such Mortgage Loan as of the Cut-off Date, reduced by all scheduled payments of principal due after the Cut-off Date and all amounts allocable to unscheduled principal payments.

Senior Enhancement Percentage:	The “Senior Enhancement Percentage” for a Payment Date is a percentage equal to (a) the sum of the aggregate Adjusted Class Principal Amount of the Class M Notes and the Overcollateralization Amount, in each case before taking into account any payments of principal on the Offered Notes on that Payment Date divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Senior Principal Payment Amount:	The “Senior Principal Payment Amount” is with respect to (a) any Payment Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Proceeds and (2) the aggregate Class Principal Amount of the Class A Notes immediately prior to that Payment Date, and (b) any other Payment Date, the lesser of (1) the Principal Payment Amount and (2) the excess, if any, of (x) the aggregate Class Principal Amount of the Class A Notes immediately prior to that Payment Date over (y) the lesser of (A) 62.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (i) 0.50% and (ii) the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Stepdown Date:	The “Stepdown Date” is the earlier to occur of (a) the Payment Date on which the aggregate Adjusted Class Principal Amount of the Class A Notes is reduced to zero, and (b) the later to occur of (i) the Payment Date in October 2008 and (ii) the first Payment Date on which the Senior Enhancement Percentage is greater than or equal to 37.50%.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 13	September 7, 2005

Target Overcollateralization Amount:	The “Target Overcollateralization Amount” for any Payment Date prior to the Stepdown Date, is approximately 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.
For any Payment Date on or after the Stepdown Date, approximately the lesser of (a) 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date, and (b) 1.00% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date; provided, however, if a Trigger Event has occurred and is continuing on the related Payment Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Payment Date.

Trigger Event:	A “Trigger Event” is in effect on any Payment Date on or after the Stepdown Date, if either (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds [40.00%] of the Senior Enhancement Percentage on such Payment Date or (b) the Cumulative Realized Loss Percentage on such Payment Date exceeds the percentage specified in the table below for such Payment Date:

Payment Date Occurring In	Percentage
October 2007- September 2008	[1.25]% for the first month plus an additional 1/12th of
[1.50]% for each month thereafter
October 2008- September 2009	[2.75]% for the first month plus an additional 1/12th of
[0.75]% for each month thereafter
October 2009- September 2010	[3.50]% for the first month plus an additional 1/12th of
[0.75]% for each month thereafter
October 2010-September 2011	[4.25]% for the first month plus an additional 1/12th of
[0.20]% for each month thereafter
October 2011 and thereafter	[4.45]%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 14	September 7, 2005

D. Available Funds Rate
Available Funds Rate

		AFR using 20%			AFR using 20%
	AFR using Forward	LIBOR		AFR using Forward	LIBOR
Period	Curve (2)(3)	Scenario (1)(2)(3)	Period	Curve (1)(3)	Scenario (1)(2)(3)
1	6.872%	22.394%	21	6.738%	23.269%
2	6.192%	21.614%	22	8.179%	23.871%
3	6.427%	21.926%	23	7.911%	23.936%
4	6.363%	21.840%	24	7.906%	23.967%
5	6.406%	21.958%	25	8.163%	24.129%
6	7.067%	22.723%	26	7.899%	23.527%
7	6.420%	22.209%	27	8.215%	23.567%
8	6.673%	22.556%	28	8.450%	23.956%
9	6.522%	22.507%	29	8.449%	23.912%
10	6.718%	22.836%	30	9.030%	24.492%
11	6.559%	22.717%	31	8.446%	23.822%
12	6.444%	22.752%	32	8.726%	24.080%
13	6.657%	22.940%	33	8.473%	23.863%
14	6.472%	22.736%	34	8.830%	25.190%
15	6.697%	22.939%	35	8.548%	24.800%
16	6.506%	22.721%	36	8.547%	24.738%
17	6.517%	22.705%	37	8.830%	25.022%
18	7.176%	23.340%	38	8.545%	25.173%
19	6.537%	22.675%	39	8.842%	25.681%
20	6.754%	22.916%

(1)	Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2)	Includes Cap Payments received by the trust.

(3)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 15	September 7, 2005

E. Cap Agreement
Cap Agreement

	Notional Balance	Cap Strike		Notional Balance	Cap Strike
Period	($)	(%)	Period	($)	(%)
1	2,215,190,000	3.8385	31	915,413,797	5.4147
2	2,209,407,527	3.8385	32	882,395,932	5.4194
3	2,198,887,213	3.8385	33	850,488,102	5.4248
4	2,183,560,792	3.8385	34	819,652,143	5.4295
5	2,163,396,553	3.8385	35	789,851,219	5.4353
6	2,138,391,222	3.8385	36	761,049,778	5.4460
7	2,108,571,208	3.8385	37	733,213,505	5.4503
8	2,073,993,602	3.8385	38	733,213,505	5.4558
9	2,034,746,935	3.8385	39	713,430,142	5.4600
10	1,990,951,644	3.8385	40	690,511,533	5.4646
11	1,942,760,243	3.8385	41	668,358,177	5.4692
12	1,890,357,163	3.8385	42	646,943,873	5.4725
13	1,833,958,249	3.8385	43	626,243,328	5.4774
14	1,779,186,244	3.8385	44	606,232,690	5.4823
15	1,725,983,307	3.8385	45	586,887,795	5.4859
16	1,674,304,078	3.8385	46	568,185,897	5.4891
17	1,624,104,512	3.8385	47	550,105,040	5.4935
18	1,575,341,849	3.8385	48	532,624,030	5.4959
19	1,527,974,570	3.8385	49	515,722,408	5.4990
20	1,481,965,771	3.8385	50	499,380,422	5.5027
21	1,437,272,719	3.8385	51	483,579,007	5.5057
22	1,393,857,420	5.4475	52	468,299,759	5.5099
23	1,351,682,985	5.4606	53	453,524,909	5.5126
24	1,277,976,405	5.3751	54	439,237,306	5.5145
25	1,208,274,676	5.3807	55	425,420,391	5.5181
26	1,142,572,761	5.3868	56	412,058,178	5.5210
27	1,080,417,594	5.3927	57	399,135,235	5.5237
28	1,021,612,206	5.3984	58	386,636,662	5.5260
29	984,992,071	5.4046	59	374,548,076	5.5288
30	949,606,780	5.4091	60	362,855,588	5.5640

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 16	September 7, 2005

F. Excess Spread Schedule
Excess Spread(1)(2)

	FWD 1	FWD 6	STATIC			FWD 1	FWD 6	STATIC
	Month	Month	LIBOR	FORWARD		Month	Month	LIBOR	FORWARD
Period	LIBOR %	LIBOR %	(%)	LIBOR (%)	Period	LIBOR %	LIBOR %	(%)	LIBOR (%)
1	3.828	4.149	2.403	2.403	21	4.318	4.328	1.973	1.991
2	4.050	4.227	1.849	1.831	22	4.327	4.322	3.812	3.330
3	4.079	4.265	1.991	1.974	23	4.335	4.316	3.649	3.142
4	4.214	4.306	1.850	1.832	24	4.270	4.308	3.626	3.186
5	4.254	4.325	1.848	1.832	25	4.273	4.311	3.746	3.318
6	4.269	4.338	2.263	2.251	26	4.276	4.314	3.589	3.143
7	4.259	4.331	1.843	1.833	27	4.279	4.316	3.764	3.340
8	4.293	4.328	1.993	1.987	28	4.282	4.319	4.009	3.676
9	4.318	4.318	1.868	1.867	29	4.285	4.321	3.996	3.659
10	4.308	4.307	2.003	2.005	30	4.287	4.323	4.273	3.964
11	4.345	4.301	1.858	1.864	31	4.289	4.330	3.967	3.626
12	4.232	4.286	1.853	1.856	32	4.292	4.335	4.099	3.770
13	4.242	4.295	1.988	1.991	33	4.294	4.342	3.966	3.621
14	4.252	4.304	1.846	1.850	34	4.296	4.347	4.151	3.841
15	4.262	4.312	1.992	1.996	35	4.299	4.353	3.992	3.663
16	4.272	4.321	1.846	1.850	36	4.311	4.360	3.976	3.635
17	4.281	4.330	1.840	1.844	37	4.313	4.361	4.106	3.779
18	4.289	4.338	2.258	2.261	38	4.316	4.364	4.011	3.664
19	4.299	4.336	1.827	1.830	39	4.318	4.367	4.195	3.866
20	4.308	4.332	1.963	1.968

(1)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, Trustee Fee, Mortgage Insurance Premium and Credit Risk Manager Fee), less the aggregate amount of interest due on the Offered and Non -Offered Notes divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the Due Period, multiplied by 12.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 17	September 7, 2005

G. Breakeven Losses
Breakeven Losses

			Static LIBOR		Forward LIBOR
				Cumulative		Cumulative
Class	Moody’s	S&P	Break CDR(1)	Losses(2)	Break CDR(1)	Losses(2)

M-1	Aa1	AA+	25.45	18.71%	25.00	18.49%
M-2	Aa2	AA	20.16	15.94%	19.71	15.68%
M-3	Aa3	A-	17.43	14.34%	16.97	14.06%
M-4	A1	A+	15.02	12.82%	14.56	12.52%
M-5	A2	A	12.95	11.42%	12.50	11.11%
M-6	A3	A-	11.30	10.24%	10.84	9.90%
M-7	Baa1	BBB+	9.78	9.09%	9.33	8.74%
M-8	Baa2	BBB	8.56	8.13%	8.10	7.75%
M-9	Baa2	BBB-	7.63	7.36%	7.17	6.98%
M-10	NR	BBB-	5.22	5.26%	4.88	4.96%

(1)	The “Break CDR” is the percentage of CDR that creates first dollar of principal loss on the related bond.

(2)	As a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.
Assumptions:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 18	September 7, 2005

H. Computational Items
Bond Summary — To Call

Class AV1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	3.52	2.38	1.76	1.42	1.20
Modified Duration (yrs)	3.17	2.22	1.67	1.36	1.16
Principal Window (mths)	1 - 80	1 - 53	1 - 39	1 - 30	1 - 24

Class AV2-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	1.69	1.23	1.00	0.84	0.72
Modified Duration (yrs)	1.62	1.19	0.97	0.82	0.70
Principal Window (mths)	1 - 40	1 - 27	1 - 22	1 - 19	1 - 16

Class AV2-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	4.09	2.67	2.00	1.72	1.50
Modified Duration (yrs)	3.74	2.52	1.91	1.65	1.45
Principal Window (mths)	40 - 62	27 - 41	22 - 28	19 - 23	16 - 20

Class AV2-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.47	4.28	2.97	2.29	1.90
Modified Duration (yrs)	5.64	3.91	2.78	2.17	1.81
Principal Window (mths)	62 - 80	41 - 53	28 - 39	23 - 30	20 - 24

Class M-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.07	3.24	2.49	1.99
Modified Duration (yrs)	5.27	3.70	3.00	2.34	1.89
Principal Window (mths)	47 - 80	39 - 53	39 - 39	30 - 30	24 - 24

Class M-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.06	3.24	2.49	1.99
Modified Duration (yrs)	5.27	3.69	3.00	2.34	1.89
Principal Window (mths)	47 - 80	38 - 53	39 - 39	30 - 30	24 - 24

Class M-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.06	3.24	2.49	1.99
Modified Duration (yrs)	5.26	3.68	3.00	2.34	1.89
Principal Window (mths)	47 - 80	38 - 53	39 - 39	30 - 30	24 - 24

Class M-4
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.06	3.24	2.49	1.99
Modified Duration (yrs)	5.24	3.67	2.99	2.34	1.89
Principal Window (mths)	47 - 80	38 - 53	39 - 39	30 - 30	24 - 24

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 19	September 7, 2005

Bond Summary — To Call

Class M-5
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.05	3.24	2.49	1.99
Modified Duration (yrs)	5.23	3.66	2.99	2.33	1.89
Principal Window (mths)	47 - 80	37 - 53	39 - 39	30 - 30	24 - 24

Class M-6
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.05	3.24	2.49	1.99
Modified Duration (yrs)	5.22	3.65	2.98	2.33	1.89
Principal Window (mths)	47 - 80	37 - 53	39 - 39	30 - 30	24 - 24

Class M-7
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.05	3.22	2.49	1.99
Modified Duration (yrs)	5.14	3.61	2.94	2.31	1.87
Principal Window (mths)	47 - 80	37 - 53	38 - 39	30 - 30	24 - 24

Class M-8
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.05	3.21	2.49	1.99
Modified Duration (yrs)	5.12	3.60	2.92	2.31	1.87
Principal Window (mths)	47 - 80	37 - 53	38 - 39	30 - 30	24 - 24

Class M-9
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	6.07	4.05	3.20	2.49	1.99
Modified Duration (yrs)	5.03	3.56	2.88	2.29	1.86
Principal Window (mths)	47 - 80	37 - 53	37 - 39	30 - 30	24 - 24

Class M-10
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	5.93	3.96	3.16	2.49	1.99
Modified Duration (yrs)	4.88	3.46	2.84	2.28	1.85
Principal Window (mths)	47 - 80	37 - 53	37 - 39	30 - 30	24 - 24

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 20	September 7, 2005

Bond Summary — To Maturity

Class AV1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	4.63	3.15	2.29	1.66	1.24
Modified Duration (yrs)	3.89	2.79	2.09	1.56	1.19
Principal Window (mths)	1 - 296	1 - 218	1 - 166	1 - 130	1 - 32

Class AV2-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	1.69	1.23	1.00	0.84	0.72
Modified Duration (yrs)	1.62	1.19	0.97	0.82	0.70
Principal Window (mths)	1 - 40	1 - 27	1 - 22	1 - 19	1 - 16

Class AV2-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	4.09	2.67	2.00	1.72	1.50
Modified Duration (yrs)	3.74	2.52	1.91	1.65	1.45
Principal Window (mths)	40 - 62	27 - 41	22 - 28	19 - 23	16 - 20

Class AV2-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	10.12	6.81	4.73	3.08	2.02
Modified Duration (yrs)	7.98	5.76	4.17	2.81	1.93
Principal Window (mths)	62 - 298	41 - 219	28 - 167	23 - 130	20 - 32

Class M-1
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.91	6.03	4.96	5.28	5.63
Modified Duration (yrs)	7.05	5.12	4.37	4.66	4.89
Principal Window (mths)	47 - 256	39 - 179	45 - 135	54 - 104	32 - 104

Class M-2
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.88	6.00	4.81	4.63	4.51
Modified Duration (yrs)	7.03	5.09	4.24	4.14	4.05
Principal Window (mths)	47 - 246	38 - 173	42 - 128	48 - 99	47 - 78

Class M-3
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.84	5.97	4.72	4.34	3.98
Modified Duration (yrs)	7.01	5.07	4.17	3.90	3.61
Principal Window (mths)	47 - 234	38 - 164	41 - 120	45 - 93	43 - 74

Class M-4
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.80	5.94	4.65	4.19	3.74
Modified Duration (yrs)	6.94	5.03	4.10	3.76	3.40
Principal Window (mths)	47 - 225	38 - 157	40 - 115	43 - 89	41 - 70

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 21	September 7, 2005

Bond Summary — To Maturity

Class M-5
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.75	5.89	4.59	4.07	3.57
Modified Duration (yrs)	6.90	4.99	4.05	3.66	3.25
Principal Window (mths)	47 - 215	37 - 149	39 - 109	42 - 84	39 - 67

Class M-6
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.68	5.83	4.53	3.96	3.43
Modified Duration (yrs)	6.85	4.95	4.00	3.57	3.14
Principal Window (mths)	47 - 204	37 - 141	39 - 103	40 - 79	37 - 63

Class M-7
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.59	5.76	4.45	3.87	3.32
Modified Duration (yrs)	6.66	4.83	3.89	3.46	3.02
Principal Window (mths)	47 - 192	37 - 132	38 - 97	39 - 74	36 - 59

Class M-8
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.47	5.66	4.37	3.77	3.22
Modified Duration (yrs)	6.56	4.74	3.82	3.36	2.92
Principal Window (mths)	47 - 178	37 - 122	38 - 89	39 - 68	35 - 54

Class M-9
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	8.29	5.54	4.27	3.66	3.12
Modified Duration (yrs)	6.33	4.59	3.70	3.24	2.81
Principal Window (mths)	47 - 166	37 - 111	37 - 81	38 - 62	34 - 49

Class M-10
Prepay Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yrs)	7.15	4.77	3.74	3.31	2.86
Modified Duration (yrs)	5.61	4.03	3.28	2.95	2.58
Principal Window (mths)	47 - 151	37 - 101	37 - 73	37 - 56	33 - 44

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 22	September 7, 2005

The Mortgage Loans
Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date, Mortgage Loans may be removed from the mortgage pool and other loans may be substituted therefore. FBR believes that the information set forth herein with respect to the mortgage pool is representative of the final mortgage pool as of the Cut-off Date, although some characteristics of the Mortgage Loans in the mortgage pool may vary.
Aggregate Mortgage Loan Statistics
As of the Cut-off Date

			Minimum	Maximum
Scheduled Principal Balance	$2,318,147,494.08		$12,491.78	$1,000,000.00
Average Scheduled Principal Balance	$196,703.22
Number of Mortgage Loans	11,785

Weighted Average Gross Coupon	7.189%		4.990%	13.999%
Weighted Average Credit Score	625		475	813
Weighted Average Original LTV	81.38%		9.23%	100.00%

Weighted Average Original Term to Maturity	355 months		120 months	360 months
Weighted Average Stated Remaining Term to Maturity	352 months		115 months	359 months
Weighted Average Loan Age	3 months		1 month	11 months

ARM Characteristics
Weighted Average Gross Margin	6.001%		1.000%	12.499%
Weighted Average Minimum Interest Rate	7.129%		4.990%	13.999%
Weighted Average Maximum Interest Rate	13.813%		11.250%	20.999%
Weighted Average Initial Rate Cap	2.427%		1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.496%		1.000%	2.000%
Weighted Average Months to Next Adjustment Date	21 months		0 months	59 months

Maturity Date			April 1, 2015	August 1, 2035
Maximum Zip Code Concentration	92707	0.34%
     Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 23	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	8	$1,995,679.25	0.09%	4.994%	648	75.78%
5.001 - 5.500	148	42,344,851.31	1.83	5.376	650	75.90
5.501 - 6.000	865	236,379,681.26	10.20	5.885	648	76.43
6.001 - 6.500	1,461	380,648,569.19	16.42	6.339	646	78.59
6.501 - 7.000	2,432	581,573,672.06	25.09	6.836	633	80.42
7.001 - 7.500	1,741	365,718,341.94	15.78	7.320	624	82.59
7.501 - 8.000	1,829	339,518,150.19	14.65	7.811	609	83.71
8.001 - 8.500	916	142,823,900.07	6.16	8.305	592	84.12
8.501 - 9.000	865	110,970,569.89	4.79	8.816	582	85.51
9.001 - 9.500	397	40,706,898.39	1.76	9.298	581	85.90
9.501 - 10.000	534	40,910,042.28	1.76	9.823	606	89.34
10.001 - 10.500	187	12,888,656.73	0.56	10.316	613	92.42
10.501 - 11.000	248	14,115,602.86	0.61	10.856	617	95.44
11.001 - 11.500	120	5,484,256.43	0.24	11.333	612	97.07
11.501 - 12.000	30	1,812,333.85	0.08	11.885	591	88.00
12.001 - 12.500	3	209,519.91	0.01	12.226	524	67.99
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	869	$32,061,197.49	1.38%	9.502%	624	89.55%
50,000.01 - 100,000.00	2,204	166,809,198.33	7.20	8.354	612	84.12
100,000.01 - 150,000.00	2,310	289,274,461.45	12.48	7.540	614	81.45
150,000.01 - 200,000.00	1,777	310,703,129.97	13.40	7.248	617	80.33
200,000.01 - 250,000.00	1,246	280,336,539.64	12.09	7.076	622	80.32
250,000.01 - 300,000.00	1,099	301,823,742.73	13.02	6.957	628	80.58
300,000.01 - 350,000.00	735	237,899,393.43	10.26	6.933	632	81.38
350,000.01 - 400,000.00	569	213,227,998.27	9.20	6.900	635	81.98
400,000.01 - 450,000.00	370	157,366,945.72	6.79	6.875	630	81.79
450,000.01 - 500,000.00	257	122,782,223.42	5.30	6.847	645	81.78
500,000.01 - 550,000.00	141	74,022,216.93	3.19	6.767	638	81.53
550,000.01 - 600,000.00	104	59,656,987.03	2.57	6.877	640	81.66
600,000.01 - 650,000.00	36	22,468,678.74	0.97	6.999	626	82.98
650,000.01 - 700,000.00	29	19,658,310.46	0.85	6.767	637	81.20
700,000.01 - 750,000.00	31	22,844,032.92	0.99	6.736	603	78.15
750,000.01 - 800,000.00	1	790,000.00	0.03	6.880	599	64.49
800,000.01 - 850,000.00	2	1,616,781.34	0.07	7.803	670	82.10
850,000.01 - 900,000.00	1	870,942.00	0.04	5.640	744	68.04
950,000.01 - 1,000,000.00	4	3,934,714.21	0.17	7.119	616	59.84

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	4,021	$924,766,674.53	39.89%	6.928%	622	81.75%
Finance America	3,510	575,770,223.07	24.84	7.319	613	81.37
Accredited	2,848	566,191,377.43	24.42	7.414	639	80.74
ResMAE	1,296	225,060,478.16	9.71	7.343	644	82.24
Quick Loan	110	26,358,740.89	1.14	7.314	601	74.75

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2 Series Term Sheet Page 24	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

6 Month ARM	32	$9,083,660.97	0.39%	7.124%	636	86.28%
ARM 1/29	135	36,477,898.86	1.57	6.958	613	84.38
ARM 2/28	6,587	1,268,406,527.51	54.72	7.354	609	81.32
ARM 2/28 - IO	1,967	568,976,053.43	24.54	6.663	653	81.33
ARM 3/27	296	52,509,459.57	2.27	7.509	622	84.00
ARM 3/27 - IO	127	36,687,410.39	1.58	6.454	658	81.86
ARM 5/25	73	15,477,140.51	0.67	6.946	624	78.96
ARM 5/25 - IO	14	3,149,555.08	0.14	6.999	657	81.82
Balloon 30/15	854	47,597,644.46	2.05	10.142	661	99.79
Fixed 10 yr	5	420,605.33	0.02	6.934	604	65.97
Fixed 15 yr	123	9,633,532.03	0.42	7.858	616	72.49
Fixed 15 yr — IO	1	60,000.00	0.00	7.440	713	9.23
Fixed 20 yr	129	9,631,746.57	0.42	8.702	638	87.78
Fixed 25 yr	3	337,760.96	0.01	6.723	627	71.25
Fixed 30 yr	1,351	234,268,001.00	10.11	7.071	632	77.50
Fixed 30 yr — IO	88	25,430,497.41	1.10	6.389	676	77.33

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	9,231	$1,990,767,706.32	85.88%	7.132%	623	81.47%
Fixed	1,700	279,782,143.30	12.07	7.091	635	77.62
Balloon	854	47,597,644.46	2.05	10.142	661	99.79

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms	Loans	Balance	Balance	Coupon	Score	LTV

N/A	9,588	$1,683,843,977.77	72.64%	7.395%	614	81.45%
24	1,104	327,276,272.87	14.12	6.653	645	81.58
36	77	22,565,189.86	0.97	6.477	646	82.88
60	1,016	284,462,053.58	12.27	6.641	666	80.63

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	8,293	$1,587,804,165.16	68.49%	7.107%	628	78.01%
Covered	3,492	730,343,328.92	31.51	7.366	619	88.69

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2 Series Term Sheet Page 25	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	5	$420,605.33	0.02%	6.934%	604	65.97%
169 - 180	978	57,291,176.49	2.47	9.755	654	95.10
229 - 240	129	9,631,746.57	0.42	8.702	638	87.78
289 - 300	3	337,760.96	0.01	6.723	627	71.25
349 - 360	10,670	2,250,466,204.73	97.08	7.117	625	81.01

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Age (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	150	$26,937,994.81	1.16%	7.207%	628	78.60%
2	4,551	804,799,561.73	34.72	7.283	623	81.02
3	3,933	776,483,533.84	33.50	7.347	634	80.91
4	1,260	256,808,074.95	11.08	7.175	628	83.72
5	1,433	334,326,774.75	14.42	6.828	615	81.01
6	323	82,065,290.16	3.54	6.721	607	84.20
7	100	27,801,184.12	1.20	6.191	608	81.81
8	31	8,104,224.50	0.35	6.122	604	81.83
9	3	505,182.87	0.02	5.813	647	83.37
11	1	315,672.35	0.01	6.800	573	85.00

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	10,811	$2,264,550,161.40	97.69%	7.118%	625	80.94%
2	974	53,597,332.68	2.31	10.165	660	99.76

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 - 10.00	1	$60,000.00	0.00%	7.440%	713	9.23%
10.01 - 15.00	2	104,267.43	0.00	6.308	713	13.14
15.01 - 20.00	4	573,426.10	0.02	7.246	578	18.45
20.01 - 25.00	19	1,950,702.05	0.08	7.443	598	22.62
25.01 - 30.00	14	1,824,486.91	0.08	7.099	589	27.44
30.01 - 35.00	22	2,521,096.80	0.11	6.784	612	32.36
35.01 - 40.00	37	4,944,284.21	0.21	7.151	579	38.16
40.01 - 45.00	61	10,624,216.54	0.46	6.838	610	43.26
45.01 - 50.00	93	16,268,406.67	0.70	6.748	596	48.17
50.01 - 55.00	124	23,501,313.80	1.01	6.753	600	52.88
55.01 - 60.00	179	37,743,402.89	1.63	6.926	587	58.00
60.01 - 65.00	385	81,505,241.10	3.52	7.000	584	63.23
65.01 - 70.00	513	105,618,977.43	4.56	6.973	595	68.70
70.01 - 75.00	702	154,078,831.31	6.65	6.938	595	74.03
75.01 - 80.00	4,079	880,588,405.47	37.99	6.870	643	79.75
80.01 - 85.00	1,419	303,530,596.13	13.09	7.244	606	84.42
85.01 - 90.00	2,154	436,229,919.78	18.82	7.495	621	89.65
90.01 - 95.00	712	155,237,152.17	6.70	7.509	649	94.72
95.01 - 100.00	1,265	101,242,767.29	4.37	9.058	657	99.91

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 26	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Score	Loans	Balance	Balance	Coupon	Score	LTV

460 - 479	4	$813,415.63	0.04%	9.633%	477	68.02%
480 - 499	25	3,986,871.10	0.17	9.611	489	64.16
500 - 519	500	81,351,629.59	3.51	8.120	510	74.23
520 - 539	679	122,966,939.28	5.30	7.810	530	75.60
540 - 559	812	142,448,836.70	6.14	7.735	550	78.97
560 - 579	912	176,331,368.22	7.61	7.411	570	80.12
580 - 599	1,367	241,472,810.62	10.42	7.261	589	79.96
600 - 619	1,578	317,210,718.42	13.68	7.074	609	81.96
620 - 639	1,562	316,980,239.51	13.67	7.035	629	82.77
640 - 659	1,287	265,543,137.49	11.45	7.035	649	83.05
660 - 679	1,047	210,852,310.91	9.10	7.050	669	84.00
680 - 699	768	159,596,609.00	6.88	6.938	689	83.10
700 - 719	517	119,473,615.95	5.15	6.808	709	83.37
720 - 739	306	64,942,404.81	2.80	6.860	729	82.58
740 - 759	216	46,057,662.05	1.99	6.813	749	82.37
760 - 779	145	34,829,574.78	1.50	6.827	768	81.83
780 - 799	51	11,012,259.59	0.48	6.802	785	82.82
800 - 819	9	2,277,090.43	0.10	6.160	804	77.74

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	5,922	$1,298,736,893.34	56.02%	7.118%	609	79.60%
Purchase	5,342	914,878,366.18	39.47	7.312	651	83.89
Rate/Term Refinance	521	104,532,234.56	4.51	6.989	609	81.41

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	8,574	$1,602,756,251.18	69.14%	7.191%	620	81.26%
PUD	1,185	259,477,066.38	11.19	7.195	626	81.92
Duplex	690	169,418,331.46	7.31	7.111	642	81.36
Condo	886	162,912,200.97	7.03	7.175	643	82.95
3-4 Unit	291	91,901,920.37	3.96	7.279	652	78.25
Townhouse	151	30,178,833.20	1.30	7.245	625	84.76
Manufactured	6	1,286,405.00	0.06	7.253	595	71.89
Modular	2	216,485.52	0.01	7.903	613	82.27

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	6,853	$1,194,954,647.87	51.55%	7.101%	608	81.30%
Stated	4,601	1,043,308,105.68	45.01	7.297	647	81.52
12 mo. Bank Statements	150	33,259,350.31	1.43	7.102	643	82.85
Limited	118	32,159,994.21	1.39	6.944	590	79.38
Alt.	48	10,363,562.59	0.45	7.605	594	78.61
24 mo. Bank Statements	10	2,929,815.56	0.13	6.743	615	81.69
6 mo. Bank Statements	5	1,172,017.86	0.05	6.987	675	77.54

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 27	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	10,679	$2,133,926,493.66	92.05%	7.145%	623	81.26%
Non-Owner Occupied	1,055	172,314,807.76	7.43	7.719	652	82.81
Second Home	51	11,906,192.66	0.51	7.373	663	82.66

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	11,081	$2,188,492,438.76	94.41%	7.140%	629	81.91%
B	420	82,693,046.49	3.57	7.780	561	74.60
C	269	45,357,857.74	1.96	8.430	550	68.80
D	15	1,604,151.09	0.07	8.437	569	59.29

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 28	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	151	$14,182,721.69	0.61%	8.268%	601	85.41%
Alaska	4	593,096.07	0.03	7.152	598	66.45
Arizona	464	80,062,331.11	3.45	7.336	618	82.57
Arkansas	21	1,774,732.44	0.08	8.285	592	88.33
California	3,112	869,639,660.34	37.51	6.818	632	79.52
Colorado	226	38,247,153.26	1.65	7.164	619	83.18
Connecticut	139	28,977,561.82	1.25	7.276	624	80.43
Delaware	13	2,460,926.20	0.11	7.485	603	82.63
District of Columbia	73	18,598,941.10	0.80	7.166	612	75.60
Florida	1,161	193,213,070.51	8.33	7.349	625	81.63
Georgia	294	40,504,782.02	1.75	7.785	618	84.16
Hawaii	70	24,633,565.29	1.06	6.798	649	82.82
Idaho	24	3,293,642.59	0.14	7.564	606	79.93
Illinois	1,241	225,571,083.79	9.73	7.394	627	83.67
Indiana	165	16,419,841.45	0.71	8.056	596	86.33
Iowa	44	4,636,202.91	0.20	7.951	632	85.85
Kansas	49	5,993,323.96	0.26	7.818	611	85.21
Kentucky	47	4,840,579.02	0.21	7.877	589	87.49
Louisiana	84	8,513,948.85	0.37	7.955	605	84.30
Maine	12	2,127,341.33	0.09	7.250	607	83.01
Maryland	285	66,633,450.62	2.87	7.327	612	81.18
Massachusetts	127	34,113,536.19	1.47	7.323	628	80.98
Michigan	289	34,246,472.72	1.48	7.804	607	85.19
Minnesota	132	24,685,632.83	1.06	7.073	617	82.76
Mississippi	200	15,346,537.01	0.66	8.094	584	85.15
Missouri	261	26,615,267.49	1.15	8.138	596	85.15
Montana	11	1,137,056.88	0.05	7.047	655	85.57
Nebraska	12	960,768.53	0.04	8.430	594	89.68
Nevada	221	47,886,394.13	2.07	7.033	631	81.31
New Hampshire	14	2,880,838.19	0.12	7.559	617	81.02
New Jersey	202	50,176,480.32	2.16	7.410	637	81.10
New Mexico	60	9,666,992.24	0.42	7.807	623	82.90
New York	472	141,407,409.58	6.10	7.079	637	80.00
North Carolina	80	10,312,078.41	0.44	8.040	600	85.58
North Dakota	2	123,132.55	0.01	8.315	576	87.17
Ohio	289	32,876,015.76	1.42	7.624	619	87.11
Oklahoma	91	6,328,401.44	0.27	7.780	609	83.13
Oregon	80	11,762,548.99	0.51	7.043	631	80.01
Pennsylvania	226	28,034,137.69	1.21	7.709	602	83.72
Rhode Island	41	8,998,011.34	0.39	7.237	644	82.42
South Carolina	45	4,563,724.23	0.20	8.207	596	87.00
South Dakota	2	184,831.27	0.01	8.530	626	97.48
Tennessee	78	7,620,943.50	0.33	8.111	619	87.50
Texas	485	48,818,768.80	2.11	7.827	606	82.16
Utah	98	12,569,854.98	0.54	7.328	629	83.92
Vermont	8	1,023,713.68	0.04	7.203	681	80.25
Virginia	307	63,237,317.67	2.73	7.234	621	82.20
Washington	166	28,572,351.86	1.23	7.152	626	82.55
West Virginia	23	2,195,473.21	0.09	9.008	563	78.22
Wisconsin	82	10,477,877.85	0.45	7.949	603	80.97
Wyoming	2	406,968.37	0.02	7.026	629	80.00

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 29	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	2,852	$530,748,765.05	22.90%	7.512%	625	83.13%
6	70	11,699,397.14	0.50	7.754	637	82.86
12	865	237,279,104.45	10.24	7.048	640	80.09
18	24	4,384,457.26	0.19	7.023	653	80.17
24	6,129	1,198,316,227.68	51.69	7.130	621	81.35
30	31	5,846,730.08	0.25	7.388	616	78.67
36	1,429	273,149,399.04	11.78	6.856	633	79.06
48	2	325,690.01	0.01	8.845	512	76.46
60	383	56,397,723.37	2.43	7.465	622	82.16

Total	11,785	$2,318,147,494.08	100.00%	7.189%	625	81.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Margin (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	$108,800.00	0.01%	7.545%	627	80.00%
3.001 - 3.500	2	295,344.77	0.01	7.265	717	80.00
3.501 - 4.000	30	5,241,041.07	0.26	6.961	664	82.00
4.001 - 4.500	322	62,636,097.91	3.15	6.940	652	80.81
4.501 - 5.000	646	142,604,685.77	7.16	6.967	642	82.17
5.001 - 5.500	625	140,631,412.36	7.06	6.735	664	78.81
5.501 - 6.000	4,135	978,764,259.30	49.17	6.808	632	81.13
6.001 - 6.500	1,908	343,697,682.94	17.26	7.701	605	84.06
6.501 - 7.000	1,158	256,774,273.85	12.90	7.544	587	79.72
7.001 - 7.500	250	39,279,589.30	1.97	8.656	576	84.85
7.501 - 8.000	85	11,059,956.13	0.56	9.040	572	85.28
8.001 - 8.500	45	6,926,393.61	0.35	9.622	552	82.97
8.501 - 9.000	20	2,131,467.05	0.11	9.935	558	86.58
9.001 - 9.500	2	533,979.99	0.03	10.629	646	81.97
9.501 - 10.000	1	35,953.80	0.00	10.999	593	75.00
12.001 - 12.500	1	46,768.47	0.00	13.999	535	90.00

Total	9,231	$1,990,767,706.32	100.00%	7.132%	623	81.47%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	33	$9,094,815.71	0.46%	5.379%	660	76.61%
11.501 - 12.000	205	53,006,790.97	2.66	5.821	640	77.41
12.001 - 12.500	548	136,950,892.75	6.88	6.110	637	78.08
12.501 - 13.000	1,205	300,939,743.83	15.12	6.346	630	78.13
13.001 - 13.500	1,303	311,639,191.79	15.65	6.673	637	80.33
13.501 - 14.000	1,994	458,679,147.74	23.04	7.044	631	81.85
14.001 - 14.500	1,339	280,504,187.56	14.09	7.503	623	83.93
14.501 - 15.000	1,329	245,501,326.16	12.33	7.961	607	84.71
15.001 - 15.500	556	92,445,204.35	4.64	8.472	585	83.89
15.501 - 16.000	470	68,993,373.61	3.47	8.947	574	85.25
16.001 - 16.500	118	16,332,081.19	0.82	9.423	556	82.01
16.501 - 17.000	91	11,623,472.89	0.58	9.864	543	78.55
17.001 - 17.500	21	2,370,518.00	0.12	10.288	528	75.55
17.501 - 18.000	9	1,449,608.79	0.07	10.695	554	72.46
18.001 - 18.500	4	437,083.45	0.02	11.208	528	70.93
18.501 - 19.000	3	579,244.41	0.03	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.01	12.231	509	61.51
20.501 - 21.000	1	46,768.47	0.00	13.999	535	90.00

Total	9,231	$1,990,767,706.32	100.00%	7.132%	623	81.47%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 30	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	14	$3,766,961.38	0.19%	6.209%	677	86.13%
5.001 - 5.500	141	41,255,085.23	2.07	5.374	648	76.29
5.501 - 6.000	728	202,533,408.92	10.17	5.874	643	77.29
6.001 - 6.500	1,167	308,970,337.72	15.52	6.340	646	79.64
6.501 - 7.000	2,086	510,304,497.61	25.63	6.835	633	80.93
7.001 - 7.500	1,555	336,691,350.93	16.91	7.321	623	82.78
7.501 - 8.000	1,592	306,534,522.44	15.40	7.811	607	83.82
8.001 - 8.500	758	127,504,521.28	6.40	8.303	588	83.85
8.501 - 9.000	677	95,045,568.46	4.77	8.810	578	85.43
9.001 - 9.500	249	29,957,261.56	1.50	9.292	564	83.69
9.501 - 10.000	186	20,432,229.03	1.03	9.761	555	81.65
10.001 - 10.500	46	4,226,831.38	0.21	10.251	542	80.48
10.501 - 11.000	21	2,277,811.10	0.11	10.710	551	75.30
11.001 - 11.500	5	467,051.75	0.02	11.201	529	71.58
11.501 - 12.000	3	579,244.41	0.03	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.01	12.231	509	61.51
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total	9,231	$1,990,767,706.32	100.00%	7.132%	623	81.47%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	449	$88,756,052.66	4.46%	7.230%	622	79.99%
1.500	2,681	587,534,818.91	29.51	7.335	641	81.35
2.000	285	81,222,305.39	4.08	6.772	637	82.82
3.000	5,816	1,233,254,529.36	61.95	7.051	614	81.54

Total	9,231	$1,990,767,706.32	100.00%	7.132%	623	81.47%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,858	$739,764,974.67	37.16%	7.177%	618	80.82%
1.500	2,474	529,065,344.57	26.58	7.392	636	81.68
2.000	2,899	721,937,387.08	36.26	6.895	619	81.98

Total	9,231	$1,990,767,706.32	100.00%	7.132%	623	81.47%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 31	September 7, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0	4	$983,109.42	0.05%	6.784%	587	87.83%
1	13	3,372,788.22	0.17	7.086	629	84.54
2	7	2,157,313.01	0.11	7.129	666	88.00
3	6	1,960,590.33	0.10	7.512	630	88.57
4	2	609,859.99	0.03	6.618	664	80.00
5	1	246,009.12	0.01	6.840	604	90.00
6	24	6,819,323.38	0.34	6.654	600	81.99
7	70	17,114,062.96	0.86	6.947	618	85.31
8	10	3,153,980.03	0.16	7.230	597	90.84
9	16	3,678,161.51	0.18	7.509	596	88.43
10	12	4,369,147.31	0.22	6.612	642	79.20
11	2	1,097,214.55	0.06	7.783	587	72.11
13	1	315,672.35	0.02	6.800	573	85.00
15	3	505,182.87	0.03	5.813	647	83.37
16	28	7,426,998.30	0.37	6.145	605	82.05
17	92	25,755,770.03	1.29	6.161	608	81.65
18	259	65,782,967.58	3.30	6.726	605	84.17
19	1,000	240,022,529.42	12.06	6.875	610	81.45
20	861	189,807,000.25	9.53	7.147	625	83.86
21	2,822	613,216,296.40	30.80	7.307	633	81.04
22	3,392	675,419,578.24	33.93	7.168	620	80.57
23	97	19,304,304.99	0.97	7.178	622	79.78
28	1	297,327.60	0.01	5.640	618	80.00
29	3	723,556.56	0.04	6.481	582	78.76
30	16	4,302,212.68	0.22	6.575	632	84.68
31	52	14,202,520.37	0.71	6.522	626	83.37
32	49	9,715,092.12	0.49	7.242	646	88.37
33	142	28,448,481.35	1.43	7.482	627	83.27
34	145	28,530,825.38	1.43	7.013	646	81.30
35	14	2,803,134.41	0.14	6.879	680	79.96
54	2	336,665.68	0.02	5.419	615	78.21
55	14	3,163,801.91	0.16	6.446	644	74.69
56	7	1,815,090.30	0.09	6.810	643	83.74
57	32	6,237,299.93	0.31	7.198	634	84.35
58	31	6,755,382.15	0.34	7.110	617	76.27
59	1	318,455.62	0.02	6.390	637	75.00

Total	9,231	$1,990,767,706.32	100.00%	7.132%	623	81.47%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 32	September 7, 2005

Group 1 Mortgage Loan Statistics
As of the Cut-off Date

			Minimum	Maximum
Scheduled Principal Balance	$1,103,394,523.74		$12,491.78	$673,345.16
Average Scheduled Principal Balance	$160,633.94
Number of Mortgage Loans	6,869

Weighted Average Gross Coupon	7.288%		4.990%	13.999%
Weighted Average Credit Score	614		475	813
Weighted Average Original LTV	80.52%		9.23%	100.00%

Weighted Average Original Term to Maturity	357 months		120 months	360 months
Weighted Average Stated Remaining Term to Maturity	353 months		115 months	359 months
Weighted Average Loan Age	3 months		1 month	11 months

ARM Characteristics
Weighted Average Gross Margin	6.042%		3.500%	12.499%
Weighted Average Minimum Interest Rate	7.283%		4.990%	13.999%
Weighted Average Maximum Interest Rate	13.954%		11.250%	20.999%
Weighted Average Initial Rate Cap	2.495%		1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.520%		1.000%	2.000%
Weighted Average Months to Next Adjustment Date	21 months		0 months	59 months

Maturity Date			April 1, 2015	August 1, 2035
Maximum Zip Code Concentration	90044	0.40%
     Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 33	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	$1,281,302.84	0.12%	4.990%	637	73.43%
5.001 - 5.500	70	15,679,545.51	1.42	5.371	631	73.60
5.501 - 6.000	462	102,372,543.23	9.28	5.889	638	74.51
6.001 - 6.500	776	155,880,360.84	14.13	6.336	636	76.94
6.501 - 7.000	1,351	257,117,602.56	23.30	6.840	625	79.42
7.001 - 7.500	1,032	175,966,616.63	15.95	7.321	614	82.24
7.501 - 8.000	1,154	186,262,460.32	16.88	7.809	603	83.06
8.001 - 8.500	613	84,114,113.14	7.62	8.316	586	83.76
8.501 - 9.000	581	66,456,747.14	6.02	8.816	577	84.15
9.001 - 9.500	243	23,159,660.15	2.10	9.282	569	84.01
9.501 - 10.000	279	20,189,882.15	1.83	9.787	576	84.28
10.001 - 10.500	93	5,863,026.52	0.53	10.282	575	86.06
10.501 - 11.000	113	5,028,931.35	0.46	10.830	595	90.88
11.001 - 11.500	71	2,553,108.62	0.23	11.318	604	97.26
11.501 - 12.000	21	1,212,343.36	0.11	11.880	574	83.55
12.001 - 12.500	3	209,519.91	0.02	12.226	524	67.99
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	614	$22,370,551.42	2.03%	9.408%	618	87.92%
50,000.01 - 100,000.00	1,436	108,818,072.21	9.86	8.071	602	81.17
100,000.01 - 150,000.00	1,612	202,014,500.61	18.31	7.464	610	80.54
150,000.01 - 200,000.00	1,162	202,345,417.90	18.34	7.238	612	79.88
200,000.01 - 250,000.00	758	170,393,658.94	15.44	7.071	613	79.81
250,000.01 - 300,000.00	671	184,148,456.72	16.69	6.951	618	80.06
300,000.01 - 350,000.00	433	139,956,908.98	12.68	6.966	619	81.12
350,000.01 - 400,000.00	115	42,102,414.67	3.82	6.989	624	81.18
400,000.01 - 450,000.00	42	17,867,144.86	1.62	7.305	631	82.07
450,000.01 - 500,000.00	15	7,120,678.79	0.65	7.201	633	75.84
500,000.01 - 550,000.00	5	2,631,395.51	0.24	7.206	622	79.77
550,000.01 - 600,000.00	4	2,288,635.05	0.21	6.717	674	83.72
650,000.01 - 700,000.00	2	1,336,697.08	0.12	7.748	609	68.54

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	2,515	$495,483,727.64	44.91%	6.975%	613	80.63%
Finance America	2,260	278,458,919.75	25.24	7.550	604	80.58
Accredited	1,429	231,279,789.12	20.96	7.582	623	80.45
ResMAE	594	83,092,488.15	7.53	7.445	629	80.77
Quick Loan	71	15,079,608.08	1.37	7.381	587	75.52

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 34	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

6 Month ARM	15	$3,654,165.49	0.33%	7.084%	625	84.84%
ARM 1/29	87	19,964,135.68	1.81	7.039	609	84.69
ARM 2/28	4,276	676,637,367.45	61.32	7.459	601	80.97
ARM 2/28 - IO	847	187,523,076.21	17.00	6.710	642	80.47
ARM 3/27	200	30,278,962.53	2.74	7.549	617	83.30
ARM 3/27 - IO	62	13,611,199.47	1.23	6.547	645	82.13
ARM 5/25	41	7,873,996.94	0.71	6.756	620	73.52
ARM 5/25 - IO	8	1,423,955.08	0.13	7.122	678	79.97
Balloon 30/15	321	11,377,834.71	1.03	10.394	648	99.87
Fixed 10 yr	5	420,605.33	0.04	6.934	604	65.97
Fixed 15 yr	82	6,127,482.58	0.56	7.810	611	71.42
Fixed 15 yr - IO	1	60,000.00	0.01	7.440	713	9.23
Fixed 20 yr	58	3,907,055.66	0.35	8.194	628	80.97
Fixed 25 yr	2	245,560.70	0.02	6.290	662	74.06
Fixed 30 yr	827	131,231,585.37	11.89	7.067	627	76.23
Fixed 30 yr - IO	37	9,057,549.54	0.82	6.435	669	76.44

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	5,536	$940,966,858.85	85.28%	7.283%	611	80.99%
Fixed	1012	151,049,839.18	13.69	7.087	629	76.11
Balloon	321	11,377,834.71	1.03	10.394	648	99.87

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms	Loans	Balance	Balance	Coupon	Score	LTV

N/A	5,914	$891,718,752.44	80.82%	7.430%	607	80.55%
24	511	121,176,573.99	10.98	6.660	638	80.68
36	37	8,158,817.00	0.74	6.532	639	81.74
60	407	82,340,389.31	7.46	6.751	653	79.81

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	4,615	$705,035,389.39	63.90%	7.208%	612	75.92%
Covered	2,254	398,359,143.35	36.10	7.431	617	88.67

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 35	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	5	$420,605.33	0.04%	6.934%	604	65.97%
169 - 180	404	17,565,317.29	1.59	9.482	635	89.64
229 - 240	58	3,907,055.66	0.35	8.194	628	80.97
289 - 300	2	245,560.70	0.02	6.290	662	74.06
349 - 360	6,400	1,081,255,993.76	97.99	7.250	613	80.38

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Age (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	90	$12,209,512.12	1.11%	7.200%	621	75.70%
2	2,735	376,973,402.68	34.16	7.485	612	80.09
3	2,084	333,598,482.66	30.23	7.472	620	80.32
4	757	132,100,320.19	11.97	7.171	618	82.96
5	924	186,517,363.68	16.90	6.868	609	79.36
6	207	45,368,280.94	4.11	6.793	600	83.96
7	57	13,527,606.26	1.23	6.171	602	81.91
8	12	2,421,160.48	0.22	6.384	585	82.40
9	2	362,731.38	0.03	6.038	598	76.84
11	1	315,672.35	0.03	6.800	573	85.00

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	6,493	$1,090,057,171.69	98.79%	7.250%	613	80.28%
2	376	13,337,361.05	1.21	10.396	647	99.85

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 - 10.00	1	$60,000.00	0.01%	7.440%	713	9.23%
10.01 - 15.00	2	104,267.43	0.01	6.308	713	13.14
15.01 - 20.00	3	487,628.61	0.04	7.245	586	18.33
20.01 - 25.00	14	1,155,285.34	0.10	7.613	579	23.13
25.01 - 30.00	11	1,023,024.45	0.09	7.433	584	27.32
30.01 - 35.00	18	2,117,158.88	0.19	6.871	609	32.18
35.01 - 40.00	27	3,355,318.29	0.30	7.012	582	37.94
40.01 - 45.00	46	6,965,488.65	0.63	6.960	608	42.92
45.01 - 50.00	74	12,506,366.32	1.13	6.851	596	48.19
50.01 - 55.00	97	17,527,165.75	1.59	6.711	596	52.75
55.01 - 60.00	127	23,138,066.37	2.10	6.989	586	57.91
60.01 - 65.00	278	50,548,296.80	4.58	7.105	583	63.32
65.01 - 70.00	353	61,964,822.48	5.62	7.077	595	68.73
70.01 - 75.00	463	80,326,473.99	7.28	7.022	588	73.99
75.01 - 80.00	2,053	337,965,676.15	30.63	7.019	625	79.63
80.01 - 85.00	940	164,304,440.92	14.89	7.328	603	84.44
85.01 - 90.00	1,402	227,113,829.05	20.58	7.613	618	89.65
90.01 - 95.00	427	76,727,101.84	6.95	7.627	640	94.74
95.01 - 100.00	533	36,004,121.42	3.26	8.798	648	99.92

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 36	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Score	Loans	Balance	Balance	Coupon	Score	LTV

460 - 479	3	$569,189.67	0.05%	9.909%	477	67.17%
480 - 499	21	3,324,486.01	0.30	9.606	489	63.45
500 - 519	353	52,255,932.66	4.74	8.153	510	73.05
520 - 539	482	72,963,273.24	6.61	7.978	530	75.76
540 - 559	568	86,893,792.02	7.88	7.801	550	78.11
560 - 579	609	96,830,837.27	8.78	7.488	570	80.06
580 - 599	875	129,321,260.70	11.72	7.277	589	79.68
600 - 619	983	164,669,283.73	14.92	7.080	609	81.76
620 - 639	903	151,163,595.74	13.70	7.041	629	81.88
640 - 659	664	113,431,582.93	10.28	7.066	649	82.58
660 - 679	497	81,077,429.14	7.35	7.069	668	83.25
680 - 699	380	61,522,823.50	5.58	7.046	689	83.03
700 - 719	222	39,044,245.35	3.54	6.826	709	83.05
720 - 739	124	19,766,663.79	1.79	6.933	729	80.96
740 - 759	92	14,698,168.98	1.33	6.856	749	82.62
760 - 779	62	11,131,016.06	1.01	6.921	768	80.57
780 - 799	26	3,961,578.85	0.36	6.975	786	83.53
800 - 819	5	769,373.10	0.07	6.184	806	72.12

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	4,002	$747,160,471.67	67.71%	7.210%	604	78.95%
Purchase	2,495	290,948,434.30	26.37	7.540	640	84.33
Rate/Term Refinance	372	65,285,626.77	5.92	7.066	607	81.46

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	5058	$762,800,241.73	69.13%	7.299%	608	80.36%
PUD	588	99,403,915.33	9.01	7.336	614	81.36
Duplex	426	90,974,770.90	8.24	7.135	629	80.43
Condo	514	79,523,420.56	7.21	7.238	633	82.68
3-4 Unit	187	53,631,921.94	4.86	7.373	639	76.91
Townhouse	92	16,452,975.30	1.49	7.291	620	84.94
Manufactured	4	607,286.98	0.06	7.575	596	72.37

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	4404	$642,553,083.09	58.23%	7.219%	601	80.59%
Stated	2298	429,239,158.43	38.90	7.400	633	80.51
Limited	67	14,998,081.15	1.36	7.027	593	77.06
12 mo. Bank Statements	65	11,205,601.67	1.02	7.131	640	81.40
Alt.	30	4,046,301.98	0.37	7.958	612	80.56
24 mo. Bank Statements	4	867,917.07	0.08	6.915	589	73.91
6 mo. Bank Statements	1	484,389.35	0.04	6.990	674	90.00

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 37	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	6037	$982,574,652.80	89.05%	7.229%	610	80.31%
Non-Owner Occupied	795	114,463,659.47	10.37	7.782	647	82.24
Second Home	37	6,356,220.47	0.58	7.469	659	82.07

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	6,356	$1,018,567,003.06	92.31%	7.220%	619	81.28%
B	300	52,193,279.27	4.73	7.829	557	74.14
C	202	31,462,695.37	2.85	8.545	545	67.21
D	11	1,171,555.04	0.11	8.451	580	60.20

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 38	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	120	$10,236,775.40	0.93%	8.260%	597	84.83%
Alaska	3	452,665.72	0.04	7.277	587	73.72
Arizona	306	43,446,483.96	3.94	7.423	612	82.11
Arkansas	17	1,459,105.75	0.13	8.019	589	87.50
California	1,308	310,101,741.82	28.10	6.781	614	76.06
Colorado	151	21,630,375.56	1.96	7.062	626	82.24
Connecticut	102	18,285,625.03	1.66	7.432	610	81.01
Delaware	10	1,444,769.77	0.13	7.515	603	78.92
District of Columbia	49	9,703,015.42	0.88	6.947	600	70.05
Florida	639	94,309,423.23	8.55	7.463	613	81.65
Georgia	182	22,353,263.08	2.03	7.763	611	84.49
Hawaii	34	9,756,892.51	0.88	6.980	628	81.03
Idaho	15	1,822,052.55	0.17	7.968	597	77.71
Illinois	866	142,683,775.41	12.93	7.405	622	83.66
Indiana	114	10,061,004.16	0.91	8.198	586	86.82
Iowa	34	3,376,070.68	0.31	8.050	627	86.16
Kansas	36	3,693,603.58	0.33	7.989	607	86.53
Kentucky	30	3,175,543.50	0.29	7.595	598	86.86
Louisiana	57	5,665,086.94	0.51	7.888	607	83.32
Maine	6	930,005.13	0.08	7.397	619	86.72
Maryland	187	37,644,545.76	3.41	7.380	608	80.95
Massachusetts	68	15,438,259.21	1.40	7.422	633	79.99
Michigan	210	22,745,252.50	2.06	7.852	603	85.32
Minnesota	95	16,121,007.38	1.46	7.199	617	83.37
Mississippi	139	9,409,755.92	0.85	8.141	579	83.96
Missouri	196	18,375,174.01	1.67	8.239	591	85.49
Montana	5	645,630.37	0.06	6.972	637	88.18
Nebraska	10	826,589.71	0.07	8.495	594	88.83
Nevada	115	23,417,997.80	2.12	7.019	627	81.01
New Hampshire	8	1,766,271.61	0.16	7.029	599	81.00
New Jersey	109	22,226,279.76	2.01	7.489	613	79.69
New Mexico	37	5,843,876.87	0.53	8.013	609	84.92
New York	249	59,875,039.28	5.43	7.107	620	78.47
North Carolina	59	6,663,620.71	0.60	8.170	607	86.45
North Dakota	1	69,621.39	0.01	8.865	557	85.00
Ohio	150	14,098,458.15	1.28	7.567	615	85.13
Oklahoma	61	3,573,062.72	0.32	7.896	612	80.98
Oregon	53	6,907,942.06	0.63	6.979	632	79.24
Pennsylvania	160	18,542,330.07	1.68	7.652	606	82.97
Rhode Island	27	5,978,094.83	0.54	7.338	635	81.42
South Carolina	35	3,363,586.67	0.30	8.349	586	87.04
South Dakota	2	184,831.27	0.02	8.530	626	97.48
Tennessee	46	4,353,452.07	0.39	8.092	623	86.52
Texas	311	26,248,790.30	2.38	7.959	600	81.69
Utah	67	7,239,473.10	0.66	7.641	633	84.63
Vermont	2	202,464.05	0.02	7.501	667	81.26
Virginia	188	30,516,386.44	2.77	7.298	609	81.53
Washington	117	17,817,691.87	1.61	7.170	621	82.03
West Virginia	20	1,853,380.16	0.17	8.782	567	79.43
Wisconsin	62	6,675,985.13	0.61	8.064	596	83.27
Wyoming	1	182,402.37	0.02	6.750	623	80.00

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 39	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	1,845	$286,347,188.94	25.95%	7.578%	615	83.01%
6	44	6,138,246.57	0.56	7.908	626	82.98
12	458	97,528,661.17	8.84	7.128	628	78.73
18	17	2,550,373.06	0.23	7.259	601	81.12
24	3,507	550,147,879.85	49.86	7.252	607	80.17
30	19	2,875,032.43	0.26	7.634	596	76.58
36	979	157,807,150.72	14.30	6.958	626	78.32

Total	6,869	$1,103,394,532.74	100.00%	7.288%	614	80.52%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Margin (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	$159,681.83	0.02%	7.499%	689	80.00%
3.501 - 4.000	17	2,490,505.13	0.26	7.162	673	83.24
4.001 - 4.500	216	34,293,680.79	3.64	7.141	634	81.20
4.501 - 5.000	403	74,223,396.42	7.89	7.100	628	82.63
5.001 - 5.500	305	49,292,889.96	5.24	6.781	652	78.06
5.501 - 6.000	2,299	424,231,266.21	45.08	6.902	620	80.37
6.001 - 6.500	1,239	173,404,883.08	18.43	7.858	599	83.47
6.501 - 7.000	783	147,032,350.55	15.63	7.613	582	79.33
7.001 - 7.500	169	23,919,026.96	2.54	8.650	573	83.33
7.501 - 8.000	60	7,253,770.93	0.77	8.998	564	83.82
8.001 - 8.500	26	2,916,234.42	0.31	9.600	541	82.02
8.501 - 9.000	15	1,561,270.31	0.17	9.970	558	85.83
9.001 - 9.500	1	105,179.99	0.01	10.750	514	90.00
9.501 - 10.000	1	35,953.80	0.00	10.999	593	75.00
12.001 - 12.500	1	46,768.47	0.00	13.999	535	90.00

Total	5,536	$940,966,858.85	100.00%	7.283%	611	80.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	14	$2,585,042.98	0.27%	5.373%	646	70.22%
11.501 - 12.000	104	18,737,842.90	1.99	5.810	629	74.49
12.001 - 12.500	284	52,173,136.57	5.54	6.104	627	76.78
12.501 - 13.000	658	128,033,569.49	13.61	6.312	625	76.36
13.001 - 13.500	735	133,617,895.14	14.20	6.743	622	79.26
13.501 - 14.000	1,164	214,336,752.79	22.78	7.101	620	81.32
14.001 - 14.500	795	135,084,525.24	14.36	7.562	613	84.15
14.501 - 15.000	877	137,393,036.32	14.60	7.993	600	84.59
15.001 - 15.500	392	55,469,184.60	5.89	8.509	577	83.75
15.501 - 16.000	338	42,947,325.30	4.56	8.992	570	83.86
16.001 - 16.500	79	9,532,470.73	1.01	9.438	546	80.62
16.501 - 17.000	64	7,285,290.83	0.77	9.878	536	76.64
17.001 - 17.500	17	1,950,471.60	0.21	10.311	522	73.73
17.501 - 18.000	7	859,871.20	0.09	10.741	499	68.23
18.001 - 18.500	2	160,175.63	0.02	11.020	536	76.46
18.501 - 19.000	3	579,244.41	0.06	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.02	12.231	509	61.51
20.501 - 21.000	1	46,768.47	0.00	13.999	535	90.00

Total	5,536	$940,966,858.85	100.00%	7.283%	611	80.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 40	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	8	$1,493,113.03	0.16%	5.326%	646	74.57%
5.001 - 5.500	67	15,370,548.70	1.63	5.368	629	73.95
5.501 - 6.000	386	86,335,223.19	9.18	5.877	634	75.80
6.001 - 6.500	585	117,068,001.79	12.44	6.335	633	78.42
6.501 - 7.000	1,129	215,924,619.20	22.95	6.840	624	79.96
7.001 - 7.500	918	158,889,438.80	16.89	7.324	614	82.49
7.501 - 8.000	1,030	169,721,974.23	18.04	7.809	602	83.43
8.001 - 8.500	530	76,963,970.18	8.18	8.316	583	83.79
8.501 - 9.000	498	59,969,240.85	6.37	8.813	575	84.51
9.001 - 9.500	179	19,012,549.14	2.02	9.281	562	83.34
9.501 - 10.000	142	14,351,177.27	1.53	9.749	554	80.87
10.001 - 10.500	38	3,312,559.51	0.35	10.273	535	79.08
10.501 - 11.000	17	1,564,031.50	0.17	10.735	521	73.33
11.001 - 11.500	3	190,143.93	0.02	11.032	536	77.19
11.501 - 12.000	3	579,244.41	0.06	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.02	12.231	509	61.51
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total	5,536	$940,966,858.85	100.00%	7.283%	611	80.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	276	$44,910,243.63	4.77%	7.411%	615	79.06%
1.500	1,361	231,549,498.08	24.61	7.548	623	81.35
2.000	164	38,038,806.77	4.04	6.936	625	82.95
3.000	3,735	626,468,310.37	66.58	7.197	606	80.88

Total	5,536	$940,966,858.85	100.00%	7.283%	611	80.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	2,383	$337,711,098.39	35.89%	7.425%	607	80.24%
1.500	1,333	228,088,726.39	24.24	7.552	619	81.78
2.000	1,820	375,167,034.07	39.87	6.991	610	81.20

Total	5,536	$940,966,858.85	100.00%	7.283%	611	80.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 41	September 7, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0	1	$298,488.16	0.03%	6.950%	576	84.51%
1	7	1,674,556.57	0.18	6.931	626	79.83
2	3	773,151.10	0.08	7.007	623	89.47
3	3	676,160.21	0.07	7.641	655	93.73
4	1	231,809.45	0.02	6.990	601	80.00
5	1	246,009.12	0.03	6.840	604	90.00
6	18	4,474,717.26	0.48	6.774	596	84.15
7	47	10,124,167.73	1.08	6.968	616	84.22
8	5	1,139,353.38	0.12	7.248	619	91.80
9	10	2,225,356.64	0.24	7.530	608	88.44
10	6	1,754,531.55	0.19	7.392	604	78.69
13	1	315,672.35	0.03	6.800	573	85.00
15	2	362,731.38	0.04	6.038	598	76.84
16	12	2,421,160.48	0.26	6.384	585	82.40
17	50	11,665,269.17	1.24	6.122	601	81.78
18	160	35,001,077.99	3.72	6.826	598	83.92
19	627	128,591,603.29	13.67	6.944	602	80.13
20	547	99,573,680.94	10.58	7.195	615	83.77
21	1,581	267,007,183.55	28.38	7.472	616	80.73
22	2,087	311,014,108.02	33.05	7.431	608	80.02
23	56	8,207,956.49	0.87	7.259	612	78.31
29	3	723,556.56	0.08	6.481	582	78.76
30	11	2,647,002.97	0.28	6.457	624	84.17
31	30	6,572,336.93	0.70	6.701	619	82.27
32	32	4,882,620.99	0.52	7.349	642	88.49
33	84	13,562,512.02	1.44	7.647	622	83.56
34	93	14,150,852.07	1.50	7.268	625	81.46
35	9	1,351,280.46	0.14	6.977	670	75.24
54	2	336,665.68	0.04	5.419	615	78.21
55	10	2,297,287.69	0.24	6.399	639	71.50
56	4	665,524.47	0.07	7.272	692	79.93
57	9	1,511,161.86	0.16	7.030	627	78.42
58	23	4,168,856.70	0.44	7.031	615	73.54
59	1	318,455.62	0.03	6.390	637	75.00

Total	5,536	$940,966,858.85	100.00%	7.283%	611	80.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 42	September 7, 2005

Group 2 Mortgage Loan Statistics
As of the Cut-off Date

			Minimum	Maximum
Scheduled Principal Balance	$1,214,752,961.34		$15,449.34	$1,000,000.00
Average Scheduled Principal Balance	$247,101.90
Number of Mortgage Loans	4,916

Weighted Average Gross Coupon	7.098%		5.000%	11.990%
Weighted Average Credit Score	636		478	806
Weighted Average Original LTV	82.16%		19.11%	100.00%

Weighted Average Original Term to Maturity	354 months		180 months	360 months
Weighted Average Stated Remaining Term to Maturity	350 months		175 months	359 months
Weighted Average Loan Age	3 months		1 month	9 months

ARM Characteristics
Weighted Average Gross Margin	5.964%		1.000%	9.099%
Weighted Average Minimum Interest Rate	6.992%		5.000%	11.340%
Weighted Average Maximum Interest Rate	13.688%		11.250%	18.340%
Weighted Average Initial Rate Cap	2.367%		1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.474%		1.000%	2.000%
Weighted Average Months to next Adjustment Date	21 months		0 months	58 months

Maturity Date			April 1, 2020	August 1, 2035
Maximum Zip Code Concentration	92707	0.49%
     Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 43	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 -5.000	2	$714,376.41	0.06%	5.000%	668	80.00%
5.001 -5.500	78	26,665,305.80	2.20	5.379	662	77.26
5.501 -6.000	403	134,007,138.03	11.03	5.881	656	77.90
6.001 -6.500	685	224,768,208.35	18.50	6.341	653	79.73
6.501 -7.000	1,081	324,456,069.50	26.71	6.833	639	81.21
7.001 -7.500	709	189,751,725.31	15.62	7.318	632	82.91
7.501 -8.000	675	153,255,689.87	12.62	7.814	616	84.51
8.001 -8.500	303	58,709,786.93	4.83	8.291	601	84.65
8.501 -9.000	284	44,513,822.75	3.66	8.817	591	87.55
9.001 -9.500	154	17,547,238.24	1.44	9.319	597	88.41
9.501 - 10.000	255	20,720,160.13	1.71	9.857	635	94.28
10.001 - 10.500	94	7,025,630.21	0.58	10.344	645	97.72
10.501 - 11.000	135	9,086,671.51	0.75	10.871	630	97.96
11.001 - 11.500	49	2,931,147.81	0.24	11.347	619	96.90
11.501 - 12.000	9	599,990.49	0.05	11.894	627	97.00

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	255	$9,690,646.07	0.80%	9.719%	637	93.31%
50,000.01 - 100,000.00	768	57,991,126.12	4.77	8.885	631	89.65
100,000.01 - 150,000.00	698	87,259,960.84	7.18	7.716	623	83.57
150,000.01 - 200,000.00	615	108,357,712.07	8.92	7.267	627	81.19
200,000.01 - 250,000.00	488	109,942,880.70	9.05	7.083	636	81.11
250,000.01 - 300,000.00	428	117,675,286.01	9.69	6.966	643	81.39
300,000.01 - 350,000.00	302	97,942,484.45	8.06	6.885	650	81.75
350,000.01 - 400,000.00	454	171,125,583.60	14.09	6.878	638	82.18
400,000.01 - 450,000.00	328	139,499,800.86	11.48	6.820	630	81.75
450,000.01 - 500,000.00	242	115,661,544.63	9.52	6.826	646	82.14
500,000.01 - 550,000.00	136	71,390,821.42	5.88	6.750	639	81.59
550,000.01 - 600,000.00	100	57,368,351.98	4.72	6.883	639	81.58
600,000.01 - 650,000.00	36	22,468,678.74	1.85	6.999	626	82.98
650,000.01 - 700,000.00	27	18,321,613.38	1.51	6.695	639	82.12
700,000.01 - 750,000.00	31	22,844,032.92	1.88	6.736	603	78.15
750,000.01 - 800,000.00	1	790,000.00	0.07	6.880	599	64.49
800,000.01 - 850,000.00	2	1,616,781.34	0.13	7.803	670	82.10
850,000.01 - 900,000.00	1	870,942.00	0.07	5.640	744	68.04
950,000.01 -1,000,000.00	4	3,934,714.21	0.32	7.119	616	59.84

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	1,506	$429,282,946.89	35.34%	6.875%	631	83.05%
Accredited	1,419	334,911,588.31	27.57	7.298	649	80.94
Finance America	1,250	297,311,303.32	24.48	7.102	620	82.11
ResMAE	702	141,967,990.01	11.69	7.283	653	83.10
Quick Loan	39	11,279,132.81	0.93	7.225	618	73.72

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 44	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

6 Month ARM	17	$5,429,495.48	0.45%	7.151%	643	87.26%
ARM 1/29	48	16,513,763.18	1.36	6.860	616	84.02
ARM 2/28	2,311	591,769,160.06	48.72	7.233	618	81.72
ARM 2/28 - IO	1,120	381,452,977.22	31.40	6.639	659	81.76
ARM 3/27	96	22,230,497.04	1.83	7.455	628	84.96
ARM 3/27 - IO	65	23,076,210.92	1.90	6.399	665	81.70
ARM 5/25	32	7,603,143.57	0.63	7.142	629	84.60
ARM 5/25 - IO	6	1,725,600.00	0.14	6.897	640	83.35
Balloon 30/15	533	36,219,809.75	2.98	10.062	665	99.76
Fixed 15 yr	41	3,506,049.45	0.29	7.941	625	74.35
Fixed 20 yr	71	5,724,690.91	0.47	9.049	644	92.42
Fixed 25 yr	1	92,200.26	0.01	7.875	533	63.79
Fixed 30 yr	524	103,036,415.63	8.48	7.075	637	79.11
Fixed 30 yr - IO	51	16,372,947.87	1.35	6.364	680	77.82

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,695	$1,049,800,847.47	86.42%	6.996%	634	81.89%
Fixed	688	128,732,304.12	10.60	7.096	643	79.40
Balloon	533	36,219,809.75	2.98	10.062	665	99.76

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms	Loans	Balance	Balance	Coupon	Score	LTV

N/A	3,674	$792,125,225.33	65.21%	7.355%	623	82.45%
24	593	206,099,698.88	16.97	6.649	649	82.11
36	40	14,406,372.86	1.19	6.446	650	83.52
60	609	202,121,664.27	16.64	6.596	672	80.96

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	3,678	$882,768,775.77	72.67%	7.027%	641	79.69%
Covered	1,238	331,984,185.57	27.33	7.287	621	88.72

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	574	$39,725,859.20	3.27%	9.875%	662	97.52%
229 - 240	71	5,724,690.91	0.47	9.049	644	92.42
289 - 300	1	92,200.26	0.01	7.875	533	63.79
349 - 360	4,270	1,169,210,210.97	96.25	6.994	635	81.59

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet

Page 45	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Age (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	60	$14,728,482.69	1.21%	7.213%	634	81.01%
2	1,816	427,826,159.05	35.22	7.105	633	81.83
3	1,849	442,885,051.18	36.46	7.253	644	81.36
4	503	124,707,754.76	10.27	7.180	639	84.53
5	509	147,809,411.07	12.17	6.779	623	83.09
6	116	36,697,009.22	3.02	6.632	616	84.50
7	43	14,273,577.86	1.18	6.210	613	81.71
8	19	5,683,064.02	0.47	6.010	612	81.59
9	1	142,451.49	0.01	5.240	771	100.00

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	4,318	$1,174,492,989.71	96.69%	6.996%	635	81.56%
2	598	40,259,971.63	3.31	10.088	664	99.73

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	$85,797.49	0.01%	7.250%	532	19.11%
20.01 - 25.00	5	795,416.71	0.07	7.197	626	21.89
25.01 - 30.00	3	801,462.46	0.07	6.673	594	27.60
30.01 - 35.00	4	403,937.92	0.03	6.325	626	33.25
35.01 - 40.00	10	1,588,965.92	0.13	7.446	572	38.63
40.01 - 45.00	15	3,658,727.89	0.30	6.606	614	43.90
45.01 - 50.00	19	3,762,040.35	0.31	6.404	597	48.13
50.01 - 55.00	27	5,974,148.05	0.49	6.875	612	53.24
55.01 - 60.00	52	14,605,336.52	1.20	6.828	588	58.15
60.01 - 65.00	107	30,956,944.30	2.55	6.828	585	63.09
65.01 - 70.00	160	43,654,154.95	3.59	6.826	595	68.65
70.01 - 75.00	239	73,752,357.32	6.07	6.847	602	74.07
75.01 - 80.00	2,026	542,622,729.32	44.67	6.776	654	79.83
80.01 - 85.00	479	139,226,155.21	11.46	7.145	610	84.39
85.01 - 90.00	752	209,116,090.73	17.21	7.366	625	89.64
90.01 - 95.00	285	78,510,050.33	6.46	7.395	658	94.70
95.01 - 100.00	732	65,238,645.87	5.37	9.201	662	99.90

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet

Page 46	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Score	Loans	Balance	Balance	Coupon	Score	LTV

460 - 479	1	$244,225.96	0.02%	8.990%	478	70.00%
480 - 499	4	662,385.09	0.05	9.633	489	67.69
500 - 519	147	29,095,696.93	2.40	8.061	510	76.37
520 - 539	197	50,003,666.04	4.12	7.566	530	75.37
540 - 559	244	55,555,044.68	4.57	7.632	550	80.32
560 - 579	303	79,500,530.95	6.54	7.317	570	80.20
580 - 599	492	112,151,549.92	9.23	7.242	589	80.27
600 - 619	595	152,541,434.69	12.56	7.068	610	82.17
620 - 639	659	165,816,643.77	13.65	7.030	629	83.57
640 - 659	623	152,111,554.56	12.52	7.012	649	83.40
660 - 679	550	129,774,881.77	10.68	7.038	669	84.47
680 - 699	388	98,073,785.50	8.07	6.870	689	83.14
700 - 719	295	80,429,370.60	6.62	6.799	709	83.53
720 - 739	182	45,175,741.02	3.72	6.827	728	83.30
740 - 759	124	31,359,493.07	2.58	6.793	750	82.25
760 - 779	83	23,698,558.72	1.95	6.783	769	82.42
780 - 799	25	7,050,680.74	0.58	6.705	785	82.42
800 - 819	4	1,507,717.33	0.12	6.147	803	80.61

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,847	$623,929,931.88	51.36%	7.206%	656	83.69%
Cashout Refinance	1,920	551,576,421.67	45.41	6.993	615	80.49
Rate/Term Refinance	149	39,246,607.79	3.23	6.861	612	81.34

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,516	$839,956,009.45	69.15%	7.092%	631	82.07%
PUD	597	160,073,151.05	13.18	7.107	634	82.27
Condo	372	83,388,780.41	6.86	7.114	652	83.21
Duplex	264	78,443,560.56	6.46	7.082	657	82.43
3-4 Unit	104	38,269,998.43	3.15	7.148	671	80.12
Townhouse	59	13,725,857.90	1.13	7.191	632	84.54
Manufactured	2	679,118.02	0.06	6.964	594	71.46
Modular	2	216,485.52	0.02	7.903	613	82.27

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	2,303	$614,068,947.25	50.55%	7.225%	656	82.22%
Full	2,449	552,401,564.78	45.47	6.963	616	82.12
12 mo. Bank Statements	85	22,053,748.64	1.82	7.088	645	83.59
Limited	51	17,161,913.06	1.41	6.870	588	81.41
Alt.	18	6,317,260.61	0.52	7.378	582	77.36
24 mo. Bank Statements	6	2,061,898.49	0.17	6.671	626	84.96
6 mo. Bank Statements	4	687,628.51	0.06	6.986	675	68.76

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet

Page 47	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,642	$1,151,351,840.86	94.78%	7.072%	635	82.06%
Non-Owner Occupied	260	57,851,148.29	4.76	7.594	660	83.95
Second Home	14	5,549,972.19	0.46	7.262	668	83.34

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	4,725	$1,169,925,435.70	96.31%	7.069%	639	82.46%
B	120	30,499,767.22	2.51	7.695	568	75.38
C	67	13,895,162.37	1.14	8.168	561	72.39
D	4	432,596.05	0.04	8.398	539	56.81

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 48	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	31	$3,945,946.29	0.32%	8.290%	614	86.94%
Alaska	1	140,430.35	0.01	6.750	634	43.00
Arizona	158	36,615,847.15	3.01	7.234	625	83.13
Arkansas	4	315,626.69	0.03	9.516	607	92.19
California	1,804	559,537,918.52	46.06	6.839	641	81.44
Colorado	75	16,616,777.70	1.37	7.297	609	84.39
Connecticut	37	10,691,936.79	0.88	7.010	647	79.43
Delaware	3	1,016,156.43	0.08	7.441	603	87.91
District of Columbia	24	8,895,925.68	0.73	7.405	625	81.65
Florida	522	98,903,647.28	8.14	7.242	637	81.60
Georgia	112	18,151,518.94	1.49	7.811	628	83.75
Hawaii	36	14,876,672.78	1.22	6.679	663	84.00
Idaho	9	1,471,590.04	0.12	7.063	618	82.67
Illinois	375	82,887,308.38	6.82	7.375	634	83.70
Indiana	51	6,358,837.29	0.52	7.831	613	85.56
Iowa	10	1,260,132.23	0.10	7.686	647	85.01
Kansas	13	2,299,720.38	0.19	7.545	617	83.09
Kentucky	17	1,665,035.52	0.14	8.415	572	88.69
Louisiana	27	2,848,861.91	0.23	8.089	601	86.24
Maine	6	1,197,336.20	0.10	7.136	598	80.13
Maryland	98	28,988,904.86	2.39	7.257	617	81.47
Massachusetts	59	18,675,276.98	1.54	7.242	623	81.80
Michigan	79	11,501,220.22	0.95	7.708	615	84.94
Minnesota	37	8,564,625.45	0.71	6.836	617	81.61
Mississippi	61	5,936,781.09	0.49	8.019	591	87.04
Missouri	65	8,240,093.48	0.68	7.912	610	84.42
Montana	6	491,426.51	0.04	7.145	678	82.14
Nebraska	2	134,178.82	0.01	8.028	594	94.91
Nevada	106	24,468,396.33	2.01	7.046	635	81.59
New Hampshire	6	1,114,566.58	0.09	8.399	647	81.05
New Jersey	93	27,950,200.56	2.30	7.348	655	82.23
New Mexico	23	3,823,115.37	0.31	7.491	645	79.80
New York	223	81,532,370.30	6.71	7.059	649	81.12
North Carolina	21	3,648,457.70	0.30	7.802	589	84.00
North Dakota	1	53,511.16	0.00	7.599	600	90.00
Ohio	139	18,777,557.61	1.55	7.667	621	88.60
Oklahoma	30	2,755,338.72	0.23	7.630	605	85.91
Oregon	27	4,854,606.93	0.40	7.133	629	81.10
Pennsylvania	66	9,491,807.62	0.78	7.820	594	85.19
Rhode Island	14	3,019,916.51	0.25	7.038	659	84.40
South Carolina	10	1,200,137.56	0.10	7.810	624	86.91
Tennessee	32	3,267,491.43	0.27	8.136	613	88.79
Texas	174	22,569,978.50	1.86	7.674	614	82.71
Utah	31	5,330,381.88	0.44	6.903	624	82.96
Vermont	6	821,249.63	0.07	7.129	684	80.00
Virginia	119	32,720,931.23	2.69	7.175	633	82.83
Washington	49	10,754,659.99	0.89	7.121	634	83.41
West Virginia	3	342,093.05	0.03	10.231	540	71.71
Wisconsin	20	3,801,892.72	0.31	7.747	617	76.94
Wyoming	1	224,566.00	0.02	7.250	633	80.00

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 49	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	1,007	$244,401,576.11	20.12%	7.435%	635	83.27%
6	26	5,561,150.57	0.46	7.584	649	82.73
12	407	139,750,443.28	11.50	6.992	649	81.05
18	7	1,834,084.20	0.15	6.693	726	78.83
24	2,622	648,168,347.83	53.36	7.026	633	82.36
30	12	2,971,697.65	0.24	7.151	636	80.68
36	450	115,342,248.32	9.50	6.716	642	80.08
48	2	325,690.01	0.03	8.845	512	76.46
60	383	56,397,723.37	4.64	7.465	622	82.16

Total	4,916	$1,214,752,961.34	100.00%	7.098%	636	82.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Margin (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	$108,800.00	0.01%	7.545%	627	80.00%
3.001 - 3.500	1	135,662.94	0.01	6.990	751	80.00
3.501 - 4.000	13	2,750,535.94	0.26	6.779	656	80.88
4.001 - 4.500	106	28,342,417.12	2.70	6.696	674	80.35
4.501 - 5.000	243	68,381,289.35	6.51	6.823	657	81.68
5.001 - 5.500	320	91,338,522.40	8.70	6.710	670	79.22
5.501 - 6.000	1,836	554,532,993.09	52.82	6.737	641	81.71
6.001 - 6.500	669	170,292,799.86	16.22	7.542	612	84.67
6.501 - 7.000	375	109,741,923.30	10.45	7.453	593	80.23
7.001 - 7.500	81	15,360,562.34	1.46	8.667	581	87.22
7.501 - 8.000	25	3,806,185.20	0.36	9.121	588	88.07
8.001 - 8.500	19	4,010,159.19	0.38	9.638	560	83.66
8.501 - 9.000	5	570,196.74	0.05	9.838	558	88.63
9.001 - 9.500	1	428,800.00	0.04	10.599	678	80.00

Total	3,695	$1,049,800,847.47	100.00%	6.996%	634	81.89%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	19	$6,509,772.73	0.62%	5.381%	666	79.15%
11.501 - 12.000	101	34,268,948.07	3.26	5.827	646	79.01
12.001 - 12.500	264	84,777,756.18	8.08	6.114	642	78.89
12.501 - 13.000	547	172,906,174.34	16.47	6.371	634	79.44
13.001 - 13.500	568	178,021,296.65	16.96	6.621	648	81.13
13.501 - 14.000	830	244,342,394.95	23.28	6.995	641	82.31
14.001 - 14.500	544	145,419,662.32	13.85	7.448	633	83.72
14.501 - 15.000	452	108,108,289.84	10.30	7.920	616	84.87
15.001 - 15.500	164	36,976,019.75	3.52	8.416	598	84.11
15.501 - 16.000	132	26,046,048.31	2.48	8.874	581	87.54
16.001 - 16.500	39	6,799,610.46	0.65	9.402	570	83.97
16.501 - 17.000	27	4,338,182.06	0.41	9.840	555	81.77
17.001 - 17.500	4	420,046.40	0.04	10.182	555	84.00
17.501 - 18.000	2	589,737.59	0.06	10.627	635	78.64
18.001 - 18.500	2	276,907.82	0.03	11.317	523	67.73

Total	3,695	$1,049,800,847.47	100.00%	6.996%	634	81.89%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 50	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	$2,273,848.35	0.22%	6.788%	698	93.72%
5.001 - 5.500	74	25,884,536.53	2.47	5.378	659	77.69
5.501 - 6.000	342	116,198,185.73	11.07	5.872	650	78.39
6.001 - 6.500	582	191,902,335.93	18.28	6.343	654	80.38
6.501 - 7.000	957	294,379,878.41	28.04	6.831	639	81.64
7.001 - 7.500	637	177,801,912.13	16.94	7.317	632	83.03
7.501 - 8.000	562	136,812,548.21	13.03	7.814	614	84.31
8.001 - 8.500	228	50,540,551.10	4.81	8.284	597	83.95
8.501 - 9.000	179	35,076,327.61	3.34	8.804	584	87.01
9.001 - 9.500	70	10,944,712.42	1.04	9.310	566	84.29
9.501 - 10.000	44	6,081,051.76	0.58	9.790	559	83.48
10.001 - 10.500	8	914,271.87	0.09	10.172	567	85.56
10.501 - 11.000	4	713,779.60	0.07	10.656	615	79.61
11.001 - 11.500	2	276,907.82	0.03	11.317	523	67.73

Total	3,695	$1,049,800,847.47	100.00%	6.996%	634	81.89%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	173	$43,845,809.03	4.18%	7.045%	630	80.95%
1.500	1,320	355,985,320.83	33.91	7.196	654	81.35
2.000	121	43,183,498.62	4.11	6.627	648	82.70
3.000	2,081	606,786,218.99	57.80	6.901	622	82.21

Total	3,695	$1,049,800,847.47	100.00%	6.996%	634	81.89%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,475	$402,053,876.28	38.30%	6.968%	628	81.31%
1.500	1,141	300,976,618.18	28.67	7.271	649	81.59
2.000	1,079	346,770,353.01	33.03	6.790	628	82.82

Total	3,695	$1,049,800,847.47	100.00%	6.996%	634	81.89%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-2, Callable Mortgage-Backed Notes, Series 2005-2
Series Term Sheet
Page 51	September 7, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0	3	$684,621.26	0.07%	6.712%	592	89.27%
1	6	1,698,231.65	0.16	7.239	631	89.17
2	4	1,384,161.91	0.13	7.197	690	87.18
3	3	1,284,430.12	0.12	7.444	617	85.86
4	1	378,050.54	0.04	6.390	703	80.00
6	6	2,344,606.12	0.22	6.424	608	77.88
7	23	6,989,895.23	0.67	6.917	621	86.89
8	5	2,014,626.65	0.19	7.221	585	90.30
9	6	1,452,804.87	0.14	7.477	578	88.42
10	6	2,614,615.76	0.25	6.088	668	79.54
11	2	1,097,214.55	0.10	7.783	587	72.11
15	1	142,451.49	0.01	5.240	771	100.00
16	16	5,005,837.82	0.48	6.029	614	81.88
17	42	14,090,500.86	1.34	6.193	613	81.53
18	99	30,781,889.59	2.93	6.612	614	84.47
19	373	111,430,926.13	10.61	6.795	619	82.98
20	314	90,233,319.31	8.60	7.095	635	83.95
21	1,241	346,209,112.85	32.98	7.180	645	81.27
22	1,305	364,405,470.22	34.71	6.943	630	81.03
23	41	11,096,348.50	1.06	7.119	630	80.86
28	1	297,327.60	0.03	5.640	618	80.00
30	5	1,655,209.71	0.16	6.764	645	85.50
31	22	7,630,183.44	0.73	6.367	632	84.32
32	17	4,832,471.13	0.46	7.133	650	88.26
33	58	14,885,969.33	1.42	7.332	631	83.00
34	52	14,379,973.31	1.37	6.762	667	81.15
35	5	1,451,853.95	0.14	6.789	689	84.36
55	4	866,514.22	0.08	6.569	656	83.14
56	3	1,149,565.83	0.11	6.543	614	85.94
57	23	4,726,138.07	0.45	7.252	636	86.25
58	8	2,586,525.45	0.25	7.237	621	80.66

Total	3,695	$1,049,800,847.47	100.00%	6.996%	634	81.89%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.
FRIEDMAN BILLINGS RAMSEY